[LOGO C-BASS(SM)
                             CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC]

                       [BANC OF AMERICA SECURITIES LOGO] (TM)

--------------------------------------------------------------------------------



RMBS NEW ISSUE TERM SHEET

$ 238,427,000 CERTIFICATES (APPROXIMATE)


C-BASS MORTGAGE LOAN
ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
CLASSES A-1A, A-IO, M-1, M-2, B-1 & B-2

ASSET BACKED FUNDING CORPORATION
DEPOSITOR

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
SELLER

LITTON LOAN SERVICING LP
SERVICER




FEBRUARY 19, 2002



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                               OFFERED CERTIFICATES:
-------------------------------------------------------------------------------------------------------------------------------
                                                     TO MATURITY:
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Expected
              Approximate    Class                  Est.        Est.        Last
  Class          Size*        Type       Coupon     WAL        Prin.     Scheduled                  Expected Ratings
                                                    (yrs)     Window    Distribution  ------------- ------------- -------------
                                                              (mos)         Date          S&P         Moody's        Fitch
----------- ---------------- -------- ------------- ------- ----------- ------------- ------------- ------------- -------------
A-1A**          193,156,000    Sen     1mL + [ ]     2.23       197       6/25/31         AAA           Aaa           AAA
A-IO                    (2)    IO         (3)        0.99       N/A       2/25/03         AAA           Aaa           AAA
M-1**            16,297,000   Mezz     1mL + [ ]     5.38       115       3/25/31          AA           Aa2            AA
M-2**            13,280,000   Mezz     1mL + [ ]     5.10       109       12/25/30         A             A2            A
B-1**             7,243,000   Mezz     1mL + [ ]     4.89       87        8/25/30         BBB          [Baa1]         BBB
B-2               8,451,000    Sub                                            Retained
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                         TO CALL:
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Expected
              Approximate    Class                  Est.        Est.        Last
  Class          Size*        Type       Coupon     WAL        Prin.     Scheduled                  Expected Ratings
                                                    (yrs)     Window    Distribution  ------------- ------------- -------------
                                                              (mos)         Date          S&P         Moody's        Fitch
----------- ---------------- -------- ------------- ------- ----------- ------------- ------------- ------------- -------------
A-1A**          193,156,000    Sen     1mL + [ ]     2.00       80        3/25/29         AAA           Aaa           AAA
A-IO                    (2)    IO         (3)        0.99       N/A       2/25/03         AAA           Aaa           AAA
M-1**            16,297,000   Mezz     1mL + [ ]     4.82       37        3/25/29          AA           Aa2            AA
M-2**            13,280,000   Mezz     1mL + [ ]     4.59       41        3/25/29          A             A2            A
B-1**             7,243,000   Mezz     1mL + [ ]     4.50       42        3/25/29         BBB          [Baa1]         BBB
B-2               8,451,000    Sub                                            Retained
-------------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

**    Priced to call.


NOTES:
------
(1) If the optional clean-up call is not exercised by the Servicer, the margin on the Class A-1A Certificates will double, the margin on the Class M-1, M-2, B-1 and B-2 Certificates will increase by 1.5x.

(2) Notional amount; the notional amount will be the lesser of $75,000,000 and the aggregate balance of the Mortgage Loans.

(3) The Class A-IO is a 12 month interest only class and will receive interest at a fixed rate of [8.80]% for months 1 through 6, [4.20]% for months 7 through 12 and 0.00% thereafter.

(4) The pricing speed for the Mortgage Loans is 12% CPR for the FHA/VA loans; 21% CPR for the non-FHA/VA loans and 100% PPC for the adjustable rate mortgages in accordance with the prepayment vector as described on page 39 herein. Together, these pricing speeds will be equivalent to 100% of the Prepay Assumption.

(5) The Class A-1A, M-1, M-2, B-1 and B-2 Certificates are subject to a maximum rate equal to the Pool Cap.

(6) All of the Offered Certificates, except for the Class A-IO Certificates, will settle flat. The Class A-IO Certificates will settle with accrued interest.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CONTACT:  BANC OF AMERICA SECURITIES LLC

          Mortgage Trading/Syndicate         (704) 386-7744    (704) 335-5904 (Fax)
          --------------------------
          Chris Hentemann                    (chris.c.hentemann@bankofamerica.com)
          Rob Karr                           (robert.h.karr@bankofamerica.com)
          David Nagle                        (david.w.nagle@bankofamerica.com)


          Mortgage Finance                   (704) 388-9668(Fax)
          ----------------
          Shahid Quraishi                    (704) 388-9399 (shahid.h.quraishi@bankofamerica.com)
          Daniel Goodwin                     (704) 388-1153 (daniel.b.goodwin@bankofamerica.com)
          Reggie de Villiers                 (704) 387-0170 (reggie.c.devilliers@bankofamerica.com)

          Analytics
          ---------
          Vikas Garg                         (704) 388-3681 (vikas.garg@bankofamerica.com)
          Shaun Ahmad                        (704) 387-2658 (shaun.ahmad@bankofamerica.com)

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------


TITLE OF SECURITIES:          C-BASS Mortgage Loan
                              Asset-Backed Certificates, Series 2002-CB1

OFFERED CERTIFICATES:         Class A-IO, Class A-1A, Class M-1, Class M-2,
                              Class B-1 and Class B-2 Certificates.

SENIOR CERTIFICATES:          Class A-1A and Class A-IO Certificates.

SUBORDINATE CERTIFICATES:     Class M-1, Class M-2, Class B-1 and Class B-2
                              Certificates.

SERVICER:                     Litton Loan Servicing LP, a subsidiary of the
                              Seller.

SELLER:                       Credit-Based Asset Servicing and Securitization
                              LLC ("C-BASS")

DEPOSITOR:                    Asset Backed Funding Corporation

TRUSTEE:                      [JPMorgan Chase]

CUSTODIAN:                    BNY Western Trust Company

RATING AGENCIES:              Standard and Poor's ("S&P"), Moody's Investors
                              Service ("Moody's") and Fitch Ratings ("Fitch")

LEAD UNDERWRITER:             Banc of America Securities LLC

CO-MANAGERS:                  JPMorgan and Merrill Lynch

SETTLEMENT DATE:              On or about February 27, 2002.

DISTRIBUTION DATES:           25th of each month, or if such day is not a
                              business day, the next succeeding business day, beginning on March 25, 2002.

RECORD DATE:                  For the Offered Certificates (other than the Class
                              A-IO Certificates), the Record Date is the business day preceding the Distribution Date. With respect to the Class A-IO Certificates, the Record
                              Date is the last business day of the month immediately preceding the month in which the related Distribution Date occurs, or the Closing
                              Date, in the case of the first Distribution Date.

CUT-OFF DATE:                 The close of business February 1, 2002.

PAYMENT DELAY:                With respect to the Offered Certificates (other
                              than the Class A-IO Certificates), 0 days and with respect to the Class A-IO Certificates, 24 days.

DAY COUNT:                    With respect to the Offered Certificates (other
                              than the Class A-IO Certificates), Actual/360 and with respect to the Class A-IO Certificates, 30/360.

SERVICING FEE:                0.50% per annum.

TRUSTEE FEE:                  0.01% of the aggregate principal balance of the
                              Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------


SPECIAL SERVICING FEE:        $150 per Mortgage Loan that is 90 or more days
                              delinquent and is not a Re-Performing Loan, payable monthly for eighteen consecutive months commencing in the first month after the Cut-off
                              Date in which payments on such Mortgage Loan are 90 or more days delinquent, unless such Mortgage
                              Loan becomes less than 90 days delinquent or is liquidated or repurchased. The Special Servicing
                              Fee will be subordinate to payments to the Offered
                              Certificates.

OPTIONAL CLEAN-UP CALL:       Any Distribution Date on or after which the
                              aggregate principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance as of the Cut-off Date ("Cut-off
                              Balance").

DENOMINATION:                 $25,000 and multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:            The Offered Certificates will not be SMMEA
                              eligible.

ERISA ELIGIBILITY:            The Senior Certificates may be ERISA eligible.

TAX STATUS:                   The Offered Certificates will be designated as
                              regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

FIXED RATE MORTGAGE LOANS:    Consist of approximately 1,101 fixed rate mortgage
                              loans with an aggregate principal balance of approximately $80,220,854.29.

ARM MORTGAGE LOANS:           Consist of approximately 1,529 adjustable rate
                              mortgage loans with an aggregate principal balance of approximately $161,224,243.62.

INITIAL MORTGAGE POOL:        o     The collateral information presented in this
                                    term sheet regarding the Mortgage Pool is as of February 1, 2002.

                              o The Initial Mortgage Pool consists of fixed and adjustable rate, FHA/VA insured and conventional closed-end mortgage loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties.

                              o     The Initial Mortgage Pool consists of
                                    Performing Mortgage Loans, Sub-Performing
                                    Mortgage Loans and Re-Performing Mortgage
                                    Loans. Please see "Collateral Description" for additional information.

                              o For collateral statistics, please see the "Description of the Collateral" below.

CREDIT ENHANCEMENT:           CLASS A CREDIT ENHANCEMENT
                              --------------------------

                              (1)   Excess interest.

                              (2) Subordination of Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, totaling 18.75% of the original Mortgage Loan amount and initial overcollateralization of 1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                              CLASS M-1, CLASS M-2, CLASS B-1 AND CLASS B-2
                              ---------------------------------------------
                              CREDIT ENHANCEMENT
                              ------------------

                              (1)   Excess interest.

                              (2)   Class M-1 is enhanced by 12.00% in
                                    subordinate certificates and
                                    overcollateralization initially equal to
                                    1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                              (3)   Class M-2 is enhanced by 6.50% in
                                    subordinate certificates and
                                    overcollateralization initially equal to
                                    1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                              (4)   Class B-1 is enhanced by 3.50% in
                                    subordinate certificates and
                                    overcollateralization initially equal to
                                    1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                              (5)   Class B-2 is enhanced by
                                    overcollateralization initially equal to
                                    1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

MONTHLY SERVICER ADVANCES:    ACTUARIAL LOANS
                              ---------------

                              The Servicer is required to advance scheduled principal and interest (net of the Servicing Fee) for any delinquent Mortgage Loan until such loan becomes an REO or until it deems such advance to be nonrecoverable. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act").

                              SIMPLE INTEREST LOANS
                              ---------------------

                              The Servicer is not required to advance scheduled principal and interest for any delinquent Mortgage Loan.

PREPAYMENT INTEREST
SHORTFALL:                    For any Distribution Date, an amount equal to the
                              interest at the mortgage interest rate for such Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage
                              Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date. However, the Servicer will not cover Prepayment Interest Shortfalls on Mortgage
                              Loans that are subject to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended or on Simple Interest Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------


FORMULA RATE:                 The Formula Rate for the A-1A, Class M-1, Class
                              M-2, Class B-1 and Class B-2 Certificates is as follows:

                              o Prior to the Optional Clean-up Call: 1-Month LIBOR plus a margin which will be set at pricing for each class; and

                              o After the Optional Clean-up Call: 1-Month LIBOR plus 2 times the original margin for the Class A-1A Certificates and 1-Month LIBOR plus 1.5 times the original margin for the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

PASS-THROUGH RATE:            The monthly Pass-Through Rate for the Class A-1A,
                              Class M-1, Class M-2, Class B-1 and Class B-2
                              Certificates on each Distribution Date is the lesser of:

                                    (x)  the Formula Rate; and

                                    (y)  the Pool Cap for the Distribution Date.

INTEREST ACCRUAL:             o     Interest will accrue on the Class A-1A,
                                    Class M-1, Class M-2, Class B-1 and Class
                                    B-2 Certificates at the applicable
                                    Pass-Through Rate.

                              o For any Distribution Date, except for the first accrual period, interest on the Class A-1A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will accrue from the last Distribution Date to the day preceding the current Distribution Date on an Actual/360 basis. The first accrual period for the Offered Certificates, except the Class A-IO Certificates, will begin on the Settlement Date and end on March 24, 2002. Interest will accrue on the Class A-IO Certificates from and including the first day of each month up to and including the last day of such month preceding the current Distribution Date, on a 30/360 basis.

INTEREST CARRY FORWARD
AMOUNT:                       As of any Distribution Date, the sum of:

                                    (x)  the excess, if any, of the accrued
                                         certificate interest and any Interest
                                         Carry Forward Amount for the prior
                                         Distribution Date, over the amount in
                                         respect of interest actually
                                         distributed on each class on such prior
                                         Distribution Date; and

                                    (y)  interest on such excess at the
                                         applicable Pass-Through Rate on the
                                         basis of the actual number of days
                                         elapsed since the prior Distribution
                                         Date.

LIBOR CARRYOVER AMOUNT:       If on any Distribution Date, the Formula Rate for
                              the Class A-1A Certificates or the Subordinate
                              Certificates is limited by the Pool Cap, the excess of (i) the amount of interest the Class
                              A-1A Certificates or the Subordinate Certificates would have been entitled to receive on such Distribution Date based on the applicable Formula
                              Rate, over (ii) the amount of interest the Class
                              A-1A Certificates or Subordinate Certificates received on such Distribution Date based on the Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates plus interest accrued thereon.

EXCESS INTEREST:              Excess Interest to the extent it is not used for
                              other required purposes, including to cover interest or principal shortfalls on the Offered
                              Certificates or to fund any overcollateralization deficit, will be available to make payments of the LIBOR Carryover Amount to the Offered Certificates in an amount equal to any reductions in the amount of interest payable to such holders caused by application of the Pool Cap.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------


POOL CAP:                     The Pool Cap shall equal (A) the product of (i)
                              the average of the Mortgage Interest Rates (net of the Servicing Fee, Trustee Fees and the Class A-IO interest distribution), weighted on the basis of the Mortgage Loan balances as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period, and (ii) the pool balance, divided by (B) the aggregate balance of the Mortgage Loans as of such date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------


PRINCIPAL REMITTANCE
AMOUNT: The sum of (i) all principal amounts collected or advanced on the Mortgage Loans during the related collection period or prepayment period, as applicable, less the amount, if any, by which the overcollateralization amount for the Offered Certificates exceeds the Targeted Overcollateralization Amount for such Distribution Date and (ii) the amount, if any, by which the Targeted Overcollateralization Amount exceeds the overcollateralization amount for such Distribution Date.

PRINCIPAL PAYMENTS FOR THE
CLASS A-1A CERTIFICATES:      Before the Stepdown Date or if a Trigger Event is
                              in effect, the Class A-1A Certificates will receive ALL of the principal collected on the Mortgage Loans plus any related Excess Interest required to maintain the applicable
                              Overcollateralization Target.

PRINCIPAL PAYMENTS FOR THE
SUBORDINATE CERTIFICATES:     The Subordinate Certificates will NOT receive any
                              principal payments until after the applicable
                              Stepdown Date.

CLASS M-1, CLASS M-2,
CLASS B-1 AND CLASS B-2
PRINCIPAL DISTRIBUTIONS:      On any Distribution Date prior to the Stepdown
                              Date or during the continuation of a Trigger
                              Event, any portion of the Principal Remittance
                              Amount remaining after the Class A-1A Certificates have been reduced to zero will be distributed first to the Class M-1 Certificates, second, to the Class M-2 Certificates, third, to the Class
                              B-1 Certificates and fourth, to the Class B-2
                              Certificates until their respective principal balances have been reduced to zero.

                              On any Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, any portion of the Principal Remittance Amount remaining after the Class A1-A principal distribution amount has been distributed, will be distributed to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, in that order, up to their Subordinate Principal Distribution Amounts.

                              The "Subordinate Principal Distribution Amount" for the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, respectively, is the excess, of
                              (x) the sum of the certificate principal balance of such Class and all more senior classes of the Offered Certificates (after taking into account principal distributions to the more senior certificates) over (y) the lesser of (A) the product of the related class target credit enhancement percentage and (ii) the pool balance as of the last day of the related collection period and (B) the pool balance as of the last day of the related collection period minus the product of (i) 0.50% and (ii) the pool balance as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                CREDIT ENHANCEMENT - SENIOR/SUBORDINATE STRUCTURE
                -------------------------------------------------

OVERCOLLATERALIZATION:        On any Distribution Date, interest and principal
                              collections on the Mortgage Loans in excess of the amount required to make interest and principal distributions on the Offered Certificates will be applied first to cover certain shortfalls on the Senior Certificates, then to maintain the overcollateralization for the Offered Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

TARGET OVERCOLLATERALIZATION
AMOUNT: Prior to the Stepdown Date, 1.25% of the aggregate initial principal balance of the Mortgage Loans. On and after the Stepdown Date, the lesser of (i) 1.25% of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (A) 2.50% of the aggregate current principal balance of the Mortgage Loans and (B) 0.50% of the aggregate initial principal balance of the Mortgage Loans. STEPDOWN DATE: The later to occur of:

                                    (x)  the earlier to occur of:

                                         (i)  the Distribution Date in March
                                              2005; and

                                         (ii) the Distribution Date on which the
                                              aggregate principal balance of the
                                              Class A-1A Certificates is reduced
                                              to zero.

                                    (y)  the first Distribution Date on which
                                         the Class A-1A enhancement percentage
                                         equals twice its initial amount.

SUBORDINATION:                If excess spread and overcollateralization is
                              insufficient to cover losses on any Mortgage
                              Loans, those losses will be applied in reduction of the principal balances of the Offered
                              Certificates, in reverse order of seniority.


CREDIT SUPPORT PERCENTAGE:   Initial Credit Support*   Targeted Credit Support*
                             -----------------------   ------------------------
                              Class         Percent     Class          Percent
                             -------       ---------   -------        ---------
                                A-1A        20.00%        A-1A         40.00%
                                M-1         13.25%         M-1         26.50%
                                M-2          7.75%         M-2         15.50%
                                B-1          4.75%         B-1          9.50%
                                B-2          1.25%         B-2          2.50%

                              * Approximate due to rounding.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------


TRIGGER EVENT:                Is in effect on a Distribution Date if any one of
                              the following conditions exist as of the last day of the immediately preceding collection period:

                              (a)   The "Rolling Six Month 60+ Delinquency
                                    Percentage" equals or exceeds [45%]* of the Senior Enhancement Percentage; provided, that if the certificate principal balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of the 60+ Day Delinquent Loans equals or exceeds [15%]*; or

                                    The aggregate amount of realized losses
                                    incurred since the Cut-off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                              Distribution Date                      Percentage
                              -----------------                      ----------
                              March 25, 2005 to February 25, 2006     [3.00%]*
                              March 25, 2006 to February 25, 2007     [3.75%]*
                              March 25, 2007 to February 25, 2008     [4.25%]*
                              March 25, 2008 and thereafter           [4.75%]*

60+ DAY DELINQUENT LOAN:      Each Mortgage Loan with respect to which any
                              portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

ROLLING SIX MONTH 60+ DAY
DELINQUENT PERCENTAGE:        With respect to any Distribution Date, the average
                              of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                              Balance of Mortgage Loans that are 60+ Day
                              Delinquent Loans (other than Re-Performing 60+ Day
                              Delinquent Loans) as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

RE-PERFORMING 60+ DAY
DELINQUENT LOAN:              Each Mortgage Loan with respect to which, as of
                              any date of determination, (x) any portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due and (y) with respect to which the mortgagor has made three monthly payments within the three calendar months preceding such date of determination.


* These numbers are subject to revision.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                               COLLATERAL OVERVIEW
                               -------------------

The Mortgage Pool will consist of one group for cash flow purposes. The collateral, however, will be presented as two separate groups (fixed rate loans and ARM loans) for marketing purposes. The Mortgage Loans in Fixed Rate Pool are fixed rate FHA/VA insured mortgage loans or fixed rate conventional, one- to four-family, first and second lien mortgage loans. The Mortgage Loans in the ARM Pool are adjustable rate, one- to four-family, first lien mortgage loans. The Mortgage Pool consists of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans.

PERFORMING MORTGAGE LOANS
-------------------------
"Performing Mortgage Loan" is a Mortgage Loan (which might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days Delinquent.

A Mortgage Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on January 1, 2002 will be reported as Delinquent as of the close of business on February 1, 2002 if the Monthly Payment is not made by such time.

RE-PERFORMING MORTGAGE LOAN
---------------------------
A "Re-Performing Mortgage Loan" is a Mortgage Loan (that might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days Delinquent with respect to certain Regular Scheduled Payments but which satisfies one of the following criteria (the "Re-Performance Test"):

      (i) the mortgagor in aggregate has made at least three Regular Scheduled Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to November 1, 2001), or

      (ii) the mortgagor in aggregate has made at least four Regular Scheduled Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to October 1, 2001), or

      (iii) the mortgagor in aggregate has made at least five Regular Scheduled Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to September 1, 2001).

SUB-PERFORMING MORTGAGE LOAN
----------------------------
"Sub-Performing Mortgage Loan" is a Mortgage Loan pursuant to which a payment due prior to the Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days Delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:

      (i) "Forbearance Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor must make monthly payments ("Modified Scheduled Payments") in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such mortgage loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent remaining outstanding as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------


      (ii) "Bankruptcy Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor defaulted and, after default, became the subject of a case under Title 11 of the United States Code (the "Bankruptcy Code") and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to
            (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.

ARREARAGE
---------
With respect to certain Delinquent Mortgage Loans, the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date, together with any outstanding servicing advances on such Mortgage Loans, is referred to as the "Arrearage." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage shall not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Actuarial Loans that become a Delinquent Mortgage Loan and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans, each to the extent such advances are deemed recoverable, until such Mortgage Loans become current or REO.

FHA MORTGAGE LOANS
------------------
The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

VA MORTGAGE LOANS
-----------------
The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN CHARACTERISTICS

FIXED RATE MORTGAGES
--------------------

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of February 1, 2002). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.

 Aggregate Current Principal Balance:                                            $80,220,854.29
 Average Outstanding Principal Balance:                                              $72,861.81
 Range of Outstanding Principal Balances:                              $1,608.05 to $546,979.80
 Average Original Principal Balance:                                                 $75,540.59
 Range of Original Principal Balances:                                 $2,500.00 to $548,100.00
 Loans with Prepayment Penalties:                                                        42.88%

 Second Liens:                                                                            2.59%
 FHA Mortgage Loans:                                                                      5.73%
 VA Mortgage Loans:                                                                       1.94%
 Sub-Prime Loans:                                                                        72.72%
 Simple Interest Loans:                                                                   3.85%
 Loans with Insurance:                                                                    9.20%
Seller Financed Loans:                                                                    6.73%
Performing Loans:                                                                        66.67%
Sub-Performing Loans:                                                                    15.42%
     Sub-Performing Loans that are Forbearance Plan Loans:                                0.55%
Re-Performing Loans:                                                                     17.91%
     Re-Performing Loans that are Forbearance Plan Loans:                                 1.30%

 Weighted Average Loan Rate:                                                            10.127%
 Range of Loan Rates:                                                         5.125% to 17.000%
 Weighted Average Combined Current:                                                      81.94%
 Weighted Average Original Term to Maturity:                                         301 months
 Weighted Average Remaining Term to Stated Maturity:                                 270 months
 Balloon Loans:                                                                          18.67%
 Max Zip Code Concentration (%):                                                          0.99%
 Max Zip Code Concentration (zip):                                                        11003

Top 5 Geographic Concentrations (State):
 New York                                                                                12.80%
 Florida                                                                                  8.19%
 California                                                                               7.86%
 Ohio                                                                                     7.74%
 Georgia                                                                                  6.50%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN CHARACTERISTICS

ADJUSTABLE RATE MORTGAGES
-------------------------

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of February 1, 2002). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.

 Aggregate Current Principal Balance:                                              $161,224,243.62
 Average Outstanding Principal Balance:                                                $105,444.24
 Range of Outstanding Principal Balances:                                 $1,874.68 to $634,619.28
 Average Original Principal Balance:                                                   $106,881.82
 Range of Original Principal Balances:                                   $15,000.00 to $640,000.00
 Second Liens:                                                                               0.04%
 Loans with Prepayment Penalties:                                                           73.08%
 Loans with Negative Amortization:                                                           0.08%
 Index:
     6ML                                                                                    82.06%
     1 YR CMT                                                                               17.42%
     Other                                                                                   0.51%

 Weighted Average Mortgage Interest Rate by Index (ARM loans)
     6ML                                                                                   10.415%
     1 YR CMT                                                                               8.697%
     Other                                                                                  7.812%
 Weighted Average Gross Margin by Index (ARM loans)
     6ML                                                                                    6.359%
     1 YR CMT                                                                               4.001%
     Other                                                                                  2.788%

 FHA Mortgage Loans:                                                                         0.57%
 VA Mortgage Loans:                                                                          0.07%
 Sub-Prime Loans:                                                                           98.02%
 Simple Interest Loans:                                                                      0.12%
 Loans with Insurance:                                                                       1.16%
Seller Financed Loans:                                                                       0.00%
 Performing Loans:                                                                          81.45%
 Sub-Performing Loans:                                                                      13.41%
     Sub-Performing Loans that are Forbearance Plan Loans:                                   0.69%
 Re-Performing Loans:                                                                        5.14%
     Re-Performing Loans that are Forbearance Plan Loans:                                    0.60%

 Weighted Average Loan Rate:                                                               10.103%
 Range of Loan Rates:                                                            6.000% to 16.500%
 Weighted Average Combined Current LTV:                                                     79.92%
 Weighted Average Original Term to Maturity:                                            358 months
 Weighted Average Remaining Term to Stated Maturity:                                    337 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN CHARACTERISTICS

ADJUSTABLE RATE MORTGAGES CONTINUED
-----------------------------------

 For the ARM loans only:
 Weighted Average Maximum Loan Rate*:                                   16.164%
   Range of Maximum Loan Rates:                              10.750% to 22.375%
 Weighted Average Minimum Loan Rate:                                     9.722%
    Range of Minimum Loan Rates:                              1.000% to 15.875%
 Weighted Average Initial Rate Adjustment Cap:                           2.507%
    Range of Initial Rate Adjustment Caps:                     1.000% to 7.000%
 Weighted Average Periodic Rate Adjustment Cap:                          1.317%
    Range of Periodic Rate Adjustment Caps:                    1.000% to 3.000%
 Weighted Average Months to Next Roll:                                13 months
    Range of Months to Next Roll:                          1 month to 73 months
 Max Zip Code Concentration (%):                                          0.84%
 Max Zip Code Concentration (zip):                                        94568

 Top 5 Geographic Concentrations:
  California                                                             18.55%
  Ohio                                                                   18.22%
  Michigan                                                                6.63%
  Illinois                                                                6.27%
  Florida                                                                 5.47%

* This does not include loans without ceilings


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              FIXED RATE MORTGAGES

PRINCIPAL BALANCE

                                                                                                % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE       PRINCIPLE BALANCE OF FIXED RATE
           PRINCIPAL BALANCE               MORTGAGE LOANS         OUTSTANDING               MORTGAGES OUTSTANDING
              0.01 to  50,000.00                465                $ 14,876,135.26                  18.54%
         50,000.01 to 100,000.00                422                  29,346,283.02                  36.58
        100,000.01 to 150,000.00                122                  14,887,387.19                  18.56
        150,000.01 to 200,000.00                 42                   7,267,173.69                   9.06
        200,000.01 to 250,000.00                 25                   5,489,822.26                   6.84
        250,000.01 to 300,000.00                 11                   2,931,615.13                   3.65
        300,000.01 to 350,000.00                  7                   2,287,024.32                   2.85
        350,000.01 to 400,000.00                  1                     394,530.70                   0.49
        400,000.01 to 450,000.00                  4                   1,721,680.62                   2.15
        450,000.01 to 500,000.00                  1                     472,222.30                   0.59
        500,000.01 to 550,000.00                  1                     546,979.80                   0.68
                                         -----------------------------------------------------------------------------------
                 TOTAL                        1,101                $ 80,220,854.29                 100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              FIXED RATE MORTGAGES

FICO SCORE

                                                                                                % OF AGGREGATE
                                              NUMBER OF         PRINCIPAL BALANCE       PRINCIPLE BALANCE OF FIXED RATE
               FICO SCORE                  MORTGAGE LOANS          OUTSTANDING               MORTGAGES OUTSTANDING
           No Score Reported                     21                 $   1,785,228.07                  2.23%
               401 to 420                         5                       597,112.12                  0.74
               421 to 440                         8                       527,630.18                  0.66
               441 to 460                        31                     1,625,605.36                  2.03
               461 to 480                        61                     3,830,217.79                  4.77
               481 to 500                        85                     5,562,976.49                  6.93
               501 to 520                       117                     8,125,151.03                 10.13
               521 to 540                       156                    10,000,330.77                 12.47
               541 to 560                       137                    11,198,929.36                 13.96
               561 to 580                       103                     7,691,059.30                  9.59
               581 to 600                        92                     6,793,445.59                  8.47
               601 to 620                        92                     6,302,107.01                  7.86
               621 to 640                        60                     4,277,224.67                  5.33
               641 to 660                        39                     3,509,387.56                  4.37
               661 to 680                        32                     3,565,428.49                  4.44
               681 to 700                        23                     1,640,331.11                  2.04
               701 to 720                        17                     1,486,063.80                  1.85
               721 to 740                         9                       658,641.63                  0.82
               741 to 760                         7                       866,453.22                  1.08
               761 to 780                         3                        99,845.07                  0.12
               801 to 820                         2                        53,431.22                  0.07
               821 to 840                         1                        24,254.45                  0.03
                                         ----------------------------------------------------------------------------------
                 TOTAL                        1,101                 $  80,220,854.29                100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              FIXED RATE MORTGAGES

ORIGINAL TERM

                                                                                             % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE    PRINCIPLE BALANCE OF FIXED RATE
         ORIGINAL TERM (MONTHS)            MORTGAGE LOANS         OUTSTANDING            MORTGAGES OUTSTANDING
                49 to  60                        14                 $     65,533.13                0.08%
                73 to  84                         3                      183,939.13                0.23
                85 to  96                         1                       34,665.53                0.04
                97 to 108                         1                       12,876.76                0.02
               109 to 120                        42                    1,036,902.63                1.29
               121 to 132                         3                       90,137.13                0.11
               133 to 144                         2                       51,348.70                0.06
               145 to 156                         1                       34,169.93                0.04
               157 to 168                         2                       86,741.90                0.11
               169 to 180                       322                   20,324,072.83               25.34
               181 to 192                         6                      370,277.07                0.46
               193 to 204                         2                       77,074.20                0.10
               205 to 216                         3                      149,035.32                0.19
               217 to 228                         2                       62,259.63                0.08
               229 to 240                        76                    3,570,159.83                4.45
               241 to 252                         4                      166,180.90                0.21
               253 to 264                         2                      145,686.49                0.18
               265 to 276                         2                      134,011.00                0.17
               277 to 288                         1                       23,564.77                0.03
               289 to 300                        17                      742,062.00                0.93
               301 to 312                         3                      267,097.67                0.33
               313 to 324                         2                      311,498.26                0.39
               325 to 336                         4                      369,129.17                0.46
               337 to 348                         2                      207,143.63                0.26
               349 to 360                       575                   51,166,719.36               63.78
               361 to 372                         7                      418,643.77                0.52
               469 to 480                         2                      119,923.55                0.15
                                         -----------------------------------------------------------------------------
                 TOTAL                        1,101                $  80,220,854.29              100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              FIXED RATE MORTGAGES

PROPERTY TYPE

                                                                                             % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE     PRINCIPLE BALANCE OF FIXED RATE
             PROPERTY TYPE                 MORTGAGE LOANS         OUTSTANDING             MORTGAGES OUTSTANDING
Single Family                                   920                $  65,029,982.46               81.06%
2-Family                                         45                    5,468,710.89                6.82
Condominium                                      29                    1,937,671.65                2.42
PUD                                              18                    1,884,767.24                2.35
Manufactured                                     21                    1,208,049.65                1.51
Townhouse                                        23                    1,135,886.60                1.42
Mobile Home                                      21                    1,058,186.83                1.32
3-Family                                          7                      948,309.56                1.18
4-Family                                          6                      939,805.58                1.17
Multi-Family                                      5                      387,387.00                0.48
Commercial                                        3                      142,601.63                0.18
Low Rise Condominium                              2                       40,605.26                0.05
Mixed Use                                         1                       38,889.94                0.05
                                         -----------------------------------------------------------------------------
                 TOTAL                        1,101                $  80,220,854.29              100.00%

OCCUPANCY

                                                                                              % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE     PRINCIPLE BALANCE OF FIXED RATE
            OCCUPANCY STATUS               MORTGAGE LOANS         OUTSTANDING             MORTGAGES OUTSTANDING
Primary                                             974              $  73,090,657.40             91.11%
Investor                                            113                  5,941,908.35              7.41
Secondary                                            14                  1,188,288.54              1.48
                                           ----------------------------------------------------------------------------
                   TOTAL                          1,101              $  80,220,854.29            100.00%

PURPOSE

                                                                                             % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE    PRINCIPLE BALANCE OF FIXED RATE
                PURPOSE                    MORTGAGE LOANS         OUTSTANDING            MORTGAGES OUTSTANDING
Equity Refinance                                 539              $  36,973,205.21                46.09%
Purchase                                         451                 34,813,415.41                43.40
Rate/Term Refinance                              109                  8,289,011.75                10.33
Construction                                       2                    145,221.92                 0.18
                                         -----------------------------------------------------------------------------
                 TOTAL                         1,101              $  80,220,854.29               100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              FIXED RATE MORTGAGES

CURRENT LOAN RATE

                                                                                             % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE     PRINCIPLE BALANCE OF FIXED RATE
           CURRENT LOAN RATE               MORTGAGE LOANS         OUTSTANDING             MORTGAGES OUTSTANDING
             5.001 to  5.500                      1                 $     43,703.91                0.05%
             5.501 to  6.000                      2                       70,731.57                0.09
             6.001 to  6.500                      2                       91,885.73                0.11
             6.501 to  7.000                     20                    1,021,253.61                1.27
             7.001 to  7.500                     42                    3,235,245.37                4.03
             7.501 to  8.000                     76                    6,203,424.23                7.73
             8.001 to  8.500                     70                    5,982,667.62                7.46
             8.501 to  9.000                     64                    5,734,084.55                7.15
             9.001 to  9.500                     93                   10,110,026.64               12.60
             9.501 to 10.000                    107                   10,036,332.12               12.51
            10.001 to 10.500                     95                    7,360,603.98                9.18
            10.501 to 11.000                    123                    9,406,822.99               11.73
            11.001 to 11.500                     91                    5,230,787.94                6.52
            11.501 to 12.000                     89                    5,854,847.13                7.30
            12.001 to 12.500                     54                    3,110,184.89                3.88
            12.501 to 13.000                     52                    2,681,456.20                3.34
            13.001 to 13.500                     24                    1,134,183.53                1.41
            13.501 to 14.000                     51                    1,612,367.77                2.01
            14.001 to 14.500                     22                      598,257.73                0.75
            14.501 to 15.000                     11                      290,066.72                0.36
            15.001 to 15.500                      4                      110,279.18                0.14
            15.501 to 16.000                      5                      233,313.70                0.29
            16.001 to 16.500                      1                       38,889.94                0.05
            16.501 to 17.000                      2                       29,437.24                0.04
                                         -----------------------------------------------------------------------------
                 TOTAL                        1,101                 $ 80,220,854.29              100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              FIXED RATE MORTGAGES

COMBINED CURRENT LOAN-TO-VALUE RATIO

                                                                                             % OF AGGREGATE
    COMBINED CURRENT LOAN-TO-VALUE RATIO      NUMBER OF        PRINCIPAL BALANCE     PRINCIPLE BALANCE OF FIXED RATE
                                           MORTGAGE LOANS         OUTSTANDING             MORTGAGES OUTSTANDING
              0.01 to  10.00                      1                $       5,021.08                0.01%
             10.01 to  20.00                      6                      125,695.48                0.16
             20.01 to  30.00                     12                      225,899.00                0.28
             30.01 to  40.00                     17                      412,702.35                0.51
             40.01 to  50.00                     41                    1,708,433.29                2.13
             50.01 to  60.00                     47                    2,807,209.97                3.50
             60.01 to  70.00                    146                    8,308,777.96               10.36
             70.01 to  80.00                    260                   21,261,906.59               26.50
             80.01 to  90.00                    318                   23,437,824.71               29.22
             90.01 to 100.00                    222                   19,459,989.17               24.26
            100.01 to 110.00                     25                    2,106,811.15                2.63
            110.01 to 120.00                      4                      222,744.05                0.28
            120.01 to 130.00                      2                      137,839.49                0.17
                                         -----------------------------------------------------------------------------
                 TOTAL                        1,101                $  80,220,854.29              100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              FIXED RATE MORTGAGES
STATE OR TERRITORY

                                                                                              % OF AGGREGATE
                                             NUMBER OF          PRINCIPAL BALANCE     PRINCIPLE BALANCE OF FIXED RATE
          STATE OR TERRITORY               MORTGAGE LOANS          OUTSTANDING             MORTGAGES OUTSTANDING
New York                                         70                 $  10,271,150.94               12.80%
Florida                                          96                     6,567,032.88                8.19
California                                       71                     6,308,263.48                7.86
Ohio                                             91                     6,206,203.54                7.74
Georgia                                          67                     5,212,548.70                6.50
Texas                                            87                     4,682,058.33                5.84
Pennsylvania                                     62                     3,706,840.10                4.62
Michigan                                         58                     3,581,481.16                4.46
Tennessee                                        57                     3,566,902.69                4.45
New Jersey                                       31                     2,979,196.95                3.71
North Carolina                                   46                     2,871,729.15                3.58
Illinois                                         37                     2,285,122.96                2.85
Maryland                                         22                     1,926,982.74                2.40
Indiana                                          33                     1,705,909.78                2.13
Kentucky                                         24                     1,482,665.06                1.85
Missouri                                         26                     1,477,717.32                1.84
South Carolina                                   21                     1,467,820.12                1.83
Arizona                                          21                     1,440,566.35                1.80
Massachusetts                                    10                     1,241,605.54                1.55
Mississippi                                      20                     1,057,155.91                1.32
Virginia                                         16                     1,062,085.81                1.32
Alabama                                          18                       985,747.37                1.23
Louisiana                                        18                       983,480.37                1.23
Washington                                        9                       886,627.60                1.11
Minnesota                                        10                       725,456.02                0.90
Wisconsin                                        10                       664,427.14                0.83
Colorado                                          8                       573,864.88                0.72
District of Columbia                              4                       516,136.94                0.64
Oklahoma                                          6                       408,325.34                0.51
Oregon                                            6                       366,128.68                0.46
West Virginia                                     6                       370,182.94                0.46
Iowa                                              4                       360,995.23                0.45
Utah                                              4                       332,182.43                0.41
New Mexico                                        4                       248,198.01                0.31
Rhode Island                                      2                       241,407.93                0.30
Nevada                                            3                       225,741.51                0.28
Arkansas                                          6                       209,702.18                0.26
Idaho                                             4                       200,276.25                0.25
New Hampshire                                     2                       181,135.42                0.23
Connecticut                                       2                       127,606.64                0.16
Delaware                                          2                       128,404.15                0.16
Nebraska                                          3                       114,970.61                0.14
Hawaii                                            1                       107,625.85                0.13
Kansas                                            2                        95,563.84                0.12
Wyoming                                           1                        65,627.45                0.08
                                        -------------------------------------------------------------------------------
                 TOTAL                        1,101                 $  80,220,854.29              100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              FIXED RATE MORTGAGES

DOCUMENTATION

                                                                                            % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE    PRINCIPLE BALANCE OF FIXED RATE
          DOCUMENTATION LEVEL              MORTGAGE LOANS         OUTSTANDING            MORTGAGES OUTSTANDING
Full Documentation                              651                $ 48,435,146.23               60.38%
Alternate Documentation                         155                  10,192,339.62               12.71
Stated Income                                    62                   7,774,267.55                9.69
Limited Documentation                            69                   5,246,130.51                6.54
No Documentation                                106                   5,066,330.12                6.32
Missing Documentation                            32                   1,883,818.46                2.35
No Data Provided                                 17                     985,039.43                1.23
Streamlined Documentation                         9                     637,782.37                0.80
                                        -----------------------------------------------------------------------------
                 TOTAL                        1,101                $ 80,220,854.29              100.00%

PERFORMANCE STATUS

                                                                                             % OF AGGREGATE
                                               NUMBER OF        PRINCIPAL BALANCE    PRINCIPLE BALANCE OF FIXED RATE
                  STATUS                    MORTGAGE LOANS         OUTSTANDING            MORTGAGES OUTSTANDING
Current                                           692               $ 53,482,732.08               66.67%
30 Days Past Due                                  177                 12,372,048.28               15.42
Re-performing                                     232                 14,366,073.93               17.91
                                          ----------------------------------------------------------------------------
                  TOTAL                         1,101               $ 80,220,854.29              100.00%

ORIGINATOR

                                                                                              % OF AGGREGATE
                                              NUMBER OF         PRINCIPAL BALANCE    PRINCIPLE BALANCE OF FIXED RATE
               ORIGINATOR                   MORTGAGE LOANS         OUTSTANDING            MORTGAGES OUTSTANDING
GMAC/RFC                                         151               $  12,211,899.19               15.22%
NCS Mortgage                                     170                  12,165,521.98               15.17
Golden Financial                                  31                   7,721,431.60                9.63
South Plains                                     114                   5,400,302.07                6.73
First Union                                       85                   4,289,778.76                5.35
Freemont                                          39                   3,253,716.65                4.06
Nations Bank                                      40                   2,658,107.21                3.31
Matrix Bank                                       33                   2,569,804.64                3.20
Mellon Bank                                       44                   2,403,218.10                3.00
Amresco                                           45                   2,364,075.16                2.95
Other                                            349                  25,182,998.93               31.39
                                         -----------------------------------------------------------------------------
                 TOTAL                         1,101               $  80,220,854.29              100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

PRINCIPAL BALANCE

                                                                                              % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE     PRINCIPLE BALANCE OF ADJUSTABLE
           PRINCIPAL BALANCE               MORTGAGE LOANS         OUTSTANDING           RATE MORTGAGES OUTSTANDING
              0.01 to  50,000.00                261               $  10,019,462.75                 6.21%
         50,000.01 to 100,000.00                668                  47,585,671.21                29.52
        100,000.01 to 150,000.00                321                  39,007,031.81                24.19
        150,000.01 to 200,000.00                142                  24,530,994.25                15.22
        200,000.01 to 250,000.00                 63                  14,197,528.50                 8.81
        250,000.01 to 300,000.00                 23                   6,255,350.24                 3.88
        300,000.01 to 350,000.00                 18                   5,830,751.25                 3.62
        350,000.01 to 400,000.00                 15                   5,559,622.93                 3.45
        400,000.01 to 450,000.00                  9                   3,763,494.34                 2.33
        450,000.01 to 500,000.00                  7                   3,278,696.40                 2.03
        550,000.01 to 600,000.00                  1                     561,020.66                 0.35
        600,000.01 to 650,000.00                  1                     634,619.28                 0.39
                                         -------------------------------------------------------------------------------
                 TOTAL                        1,529               $ 161,224,243.62               100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

FICO SCORE

                                                                                                % OF AGGREGATE
                                              NUMBER OF         PRINCIPAL BALANCE    PRINCIPLE BALANCE OF ADJUSTABLE RATE
               FICO SCORE                  MORTGAGE LOANS          OUTSTANDING               MORTGAGES OUTSTANDING
           No Score Reported                      4                 $     290,747.14                  0.18%
               361 to 380                         1                        57,165.49                  0.04
               401 to 420                         3                       254,298.78                  0.16
               421 to 440                         4                       327,293.29                  0.20
               441 to 460                        22                     2,309,119.90                  1.43
               461 to 480                        42                     3,870,067.52                  2.40
               481 to 500                        92                     8,323,019.27                  5.16
               501 to 520                       127                    12,024,330.08                  7.46
               521 to 540                       141                    15,122,956.68                  9.38
               541 to 560                       183                    20,588,807.27                 12.77
               561 to 580                       168                    18,084,385.35                 11.22
               581 to 600                       152                    16,231,889.69                 10.07
               601 to 620                       176                    19,472,097.48                 12.08
               621 to 640                       159                    17,581,119.95                 10.90
               641 to 660                        89                    10,140,152.21                  6.29
               661 to 680                        64                     6,846,194.98                  4.25
               681 to 700                        32                     3,244,400.06                  2.01
               701 to 720                        26                     2,617,036.20                  1.62
               721 to 740                        18                     1,200,978.22                  0.74
               741 to 760                        10                     1,086,811.43                  0.67
               761 to 780                        14                     1,457,703.30                  0.90
               781 to 800                         2                        93,669.33                  0.06
                                         ----------------------------------------------------------------------------------
                 TOTAL                        1,529                 $ 161,224,243.62                100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

ORIGINAL TERM

                                                                                               % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
         ORIGINAL TERM (MONTHS)            MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
               169 to 180                        12                $     703,933.80                 0.44%
               193 to 204                         1                       58,963.45                 0.04
               205 to 216                         1                       84,061.50                 0.05
               217 to 228                         1                       35,137.06                 0.02
               229 to 240                         1                       25,976.20                 0.02
               241 to 252                         1                      338,739.15                 0.21
               253 to 264                         3                      324,838.71                 0.20
               265 to 276                         1                      136,699.33                 0.08
               289 to 300                         2                      147,883.54                 0.09
               313 to 324                         3                      223,728.96                 0.14
               325 to 336                         4                      640,360.30                 0.40
               337 to 348                         7                      614,774.51                 0.38
               349 to 360                     1,492                  157,889,147.11                97.93
                                         --------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62               100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES
PROPERTY TYPE

                                                                                               % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
             PROPERTY TYPE                 MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
Single Family                                 1,182                $ 127,104,425.12                78.84%
2-Family                                        106                    8,399,415.69                 5.21
PUD                                              42                    7,371,500.81                 4.57
Condominium                                      66                    6,731,322.87                 4.18
4-Family                                         43                    4,406,191.46                 2.73
Manufactured                                     24                    1,939,288.67                 1.20
3-Family                                         21                    1,796,410.50                 1.11
Mobile Home                                      18                    1,261,586.59                 0.78
Townhouse                                        11                      762,704.98                 0.47
Low Rise Condominium                              7                      700,894.72                 0.43
Multi-Family                                      5                      366,177.25                 0.23
Blanket                                           2                      264,330.74                 0.16
Commercial                                        2                      119,994.22                 0.07
                                         --------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62               100.00%

OCCUPANCY

                                                                                               % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
            OCCUPANCY STATUS               MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
Primary                                         1,272              $ 141,950,047.50                88.05%
Investor                                          245                 18,099,174.07                11.23
Secondary                                          12                  1,175,022.05                 0.73
                                         --------------------------------------------------------------------------------
                 TOTAL                          1,529              $ 161,224,243.62               100.00%

PURPOSE

                                                                                               % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
                PURPOSE                    MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
Equity Refinance                                 660               $  78,107,449.41                 48.45%
Purchase                                         665                  63,439,054.38                 39.35
Rate/Term Refinance                              199                  19,136,507.16                 11.87
Construction                                       5                     541,232.67                  0.34
                                         --------------------------------------------------------------------------------
                 TOTAL                         1,529               $ 161,224,243.62               100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

CURRENT LOAN RATE

                                                                                               % OF AGGREGATE
                                              NUMBER OF        PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
           CURRENT LOAN RATE               MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
             5.501 to  6.000                      1                $      54,538.18                 0.03%
             6.001 to  6.500                      1                       22,788.01                 0.01
             6.501 to  7.000                     13                    1,243,441.80                 0.77
             7.001 to  7.500                     31                    3,961,113.25                 2.46
             7.501 to  8.000                     99                   11,334,985.42                 7.03
             8.001 to  8.500                     89                   10,205,248.39                 6.33
             8.501 to  9.000                     93                   12,936,766.38                 8.02
             9.001 to  9.500                    143                   17,247,581.78                10.70
             9.501 to 10.000                    234                   24,845,626.78                15.41
            10.001 to 10.500                    154                   15,732,280.41                 9.76
            10.501 to 11.000                    207                   23,124,229.10                14.34
            11.001 to 11.500                    155                   15,653,278.70                 9.71
            11.501 to 12.000                    134                   12,199,102.39                 7.57
            12.001 to 12.500                     68                    4,883,440.59                 3.03
            12.501 to 13.000                     59                    4,589,130.35                 2.85
            13.001 to 13.500                     18                    1,237,658.00                 0.77
            13.501 to 14.000                     11                      777,844.56                 0.48
            14.001 to 14.500                     10                      633,693.36                 0.39
            14.501 to 15.000                      3                      205,655.27                 0.13
            15.001 to 15.500                      3                      143,850.50                 0.09
            15.501 to 16.000                      2                      162,317.99                 0.10
            16.001 to 16.500                      1                       29,672.41                 0.02
                                         --------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62               100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

COMBINED CURRENT LOAN-TO-VALUE RATIO

                                                                                               % OF AGGREGATE
       COMBINED CURRENT LOAN-TO-VALUE         NUMBER OF        PRINCIPAL BALANCE    PRINCIPLE BALANCE OF ADJUSTABLE RATE
                 RATIO                     MORTGAGE LOANS         OUTSTANDING               MORTGAGES OUTSTANDING
              0.01 to  10.00                      2                $     104,169.78                  0.06%
             10.01 to  20.00                      1                       28,941.57                  0.02
             20.01 to  30.00                      4                      532,903.55                  0.33
             30.01 to  40.00                      6                      225,424.16                  0.14
             40.01 to  50.00                     30                    2,044,332.21                  1.27
             50.01 to  60.00                     52                    4,991,568.43                  3.10
             60.01 to  70.00                    188                   18,981,600.38                 11.77
             70.01 to  80.00                    648                   63,896,506.52                 39.63
             80.01 to  90.00                    485                   56,550,828.30                 35.08
             90.01 to 100.00                    105                   13,242,467.80                  8.21
            100.01 to 110.00                      4                      312,040.79                  0.19
            110.01 to 120.00                      2                      148,171.68                  0.09
            120.01 to 130.00                      1                       68,385.39                  0.04
           Missing Appraisal                      1                       96,903.06                  0.06
                                         ---------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62                100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

STATE OR TERRITORY

                                                                                               % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
          STATE OR TERRITORY               MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
California                                      161                $  29,905,266.84                18.55%
Ohio                                            379                   29,370,187.30                18.22
Michigan                                        114                   10,695,797.83                 6.63
Illinois                                         97                   10,105,874.66                 6.27
Florida                                          90                    8,820,400.31                 5.47
Colorado                                         62                    8,286,697.59                 5.14
Georgia                                          57                    5,607,794.62                 3.48
Kentucky                                         59                    4,912,471.09                 3.05
Texas                                            43                    3,635,382.76                 2.25
Indiana                                          38                    3,552,456.80                 2.20
New York                                         23                    3,383,311.93                 2.10
Minnesota                                        22                    3,156,779.66                 1.96
Tennessee                                        29                    3,062,026.84                 1.90
Washington                                       22                    2,793,675.66                 1.73
Missouri                                         39                    2,604,363.93                 1.62
Arizona                                          26                    2,375,943.78                 1.47
Maryland                                         12                    2,314,586.20                 1.44
New Jersey                                       16                    2,272,762.55                 1.41
Massachusetts                                    16                    2,124,862.17                 1.32
Nevada                                           14                    2,079,334.94                 1.29
Utah                                             20                    2,059,661.35                 1.28
Oregon                                           16                    1,884,049.54                 1.17
South Carolina                                   18                    1,689,335.02                 1.05
Hawaii                                            9                    1,638,154.99                 1.02
North Carolina                                   18                    1,588,634.21                 0.99
Wisconsin                                        16                    1,527,835.17                 0.95
Connecticut                                      11                    1,352,354.19                 0.84
Virginia                                         10                    1,284,341.79                 0.80
Pennsylvania                                     22                    1,143,321.82                 0.71
Mississippi                                      10                      883,822.27                 0.55
Idaho                                             8                      850,720.99                 0.53
Kansas                                            9                      696,977.01                 0.43
Rhode Island                                      6                      641,532.50                 0.40
New Mexico                                        7                      619,241.24                 0.38
Oklahoma                                          4                      370,830.22                 0.23
Louisiana                                         6                      353,617.47                 0.22
Montana                                           3                      330,927.55                 0.21
Alabama                                           4                      317,492.48                 0.20
West Virginia                                     5                      305,104.29                 0.19
Arkansas                                          4                      232,751.59                 0.14
Vermont                                           1                      148,180.00                 0.09
Delaware                                          1                       98,072.61                 0.06
District of Columbia                              1                       98,731.80                 0.06
Iowa                                              1                       48,576.06                 0.03
                                        ---------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62               100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

DOCUMENTATION

                                                                                               % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
          DOCUMENTATION LEVEL              MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
Full Documentation                            1,082                $ 108,748,817.16                67.45%
Stated Income                                   169                   21,654,036.67                13.43
Alternate Documentation                         141                   15,853,063.15                 9.83
Limited Documentation                            89                   10,506,704.94                 6.52
No Documentation                                 15                    1,617,229.62                 1.00
Missing Documentation                            21                    1,594,329.28                 0.99
Streamlined Documentation                         9                      752,539.77                 0.47
No Data Provided                                  3                      497,523.03                 0.31
                                        ---------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62               100.00%

PERFORMANCE STATUS

                                                                                               % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
                STATUS                     MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
Current                                        1,235               $ 131,319,475.99                 81.45%
30 Days Past Due                                 202                  21,619,505.23                 13.41
Re-performing                                     92                   8,285,262.40                  5.14
                                        ---------------------------------------------------------------------------------
                 TOTAL                         1,529               $ 161,224,243.62                100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

MAXIMUM LOAN RATE

                                                                                               % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
           MAXIMUM LOAN RATE               MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
           10.501 to 11.000                       7                 $    820,750.00                 0.51%
           11.001 to 11.500                       6                      438,069.56                 0.27
           11.501 to 12.000                       9                      908,433.41                 0.56
           12.001 to 12.500                       6                      881,412.49                 0.55
           12.501 to 13.000                      14                    1,246,310.30                 0.77
           13.001 to 13.500                      41                    3,368,848.83                 2.09
           13.501 to 14.000                     112                   11,384,930.18                 7.06
           14.001 to 14.500                      75                    8,526,937.10                 5.29
           14.501 to 15.000                      64                    9,396,971.27                 5.83
           15.001 to 15.500                     127                   14,745,649.49                 9.15
           15.501 to 16.000                     238                   25,217,571.73                15.64
           16.001 to 16.500                     176                   20,079,663.42                12.45
           16.501 to 17.000                     197                   21,709,230.58                13.47
           17.001 to 17.500                     139                   13,266,050.55                 8.23
           17.501 to 18.000                     123                   12,505,921.66                 7.76
           18.001 to 18.500                      55                    5,167,871.51                 3.21
           18.501 to 19.000                      51                    4,486,003.79                 2.78
           19.001 to 19.500                      28                    2,128,506.50                 1.32
           19.501 to 20.000                      24                    2,229,855.04                 1.38
           20.001 to 20.500                      16                    1,339,339.94                 0.83
           20.501 to 21.000                       8                      324,350.35                 0.20
           21.001 to 21.500                       4                      213,670.23                 0.13
           21.501 to 22.000                       1                       95,733.81                 0.06
           22.001 to 22.500                       1                      129,402.65                 0.08
              No Ceiling                          7                      612,759.23                 0.38
                                        ---------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62               100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

MINIMUM LOAN RATE

                                                                                               % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE    PRINCIPLE BALANCE OF ADJUSTABLE RATE
           MINIMUM LOAN RATE               MORTGAGE LOANS         OUTSTANDING               MORTGAGES OUTSTANDING
             0.501 to  1.000                      4                $     544,153.19                  0.34%
             1.001 to  1.500                      4                      307,600.94                  0.19
             1.501 to  2.000                      8                      663,331.94                  0.41
             2.001 to  2.500                      2                      297,258.01                  0.18
             2.501 to  3.000                      9                      822,192.73                  0.51
             3.001 to  3.500                      2                      149,973.22                  0.09
             3.501 to  4.000                      1                       71,077.55                  0.04
             4.001 to  4.500                      2                      119,604.62                  0.07
             4.501 to  5.000                      1                      118,243.30                  0.07
             5.001 to  5.500                      1                       19,202.56                  0.01
             6.001 to  6.500                      4                      568,868.70                  0.35
             6.501 to  7.000                     12                    1,066,157.86                  0.66
             7.001 to  7.500                     47                    5,147,457.41                  3.19
             7.501 to  8.000                    116                   12,961,776.82                  8.04
             8.001 to  8.500                     94                   10,696,017.78                  6.63
             8.501 to  9.000                    113                   14,710,726.29                  9.12
             9.001 to  9.500                    169                   20,153,060.94                 12.50
             9.501 to 10.000                    252                   26,653,418.48                 16.53
            10.001 to 10.500                    158                   15,107,456.31                  9.37
            10.501 to 11.000                    211                   22,168,211.51                 13.75
            11.001 to 11.500                    118                   12,044,401.26                  7.47
            11.501 to 12.000                     97                    9,250,398.36                  5.74
            12.001 to 12.500                     40                    2,908,668.88                  1.80
            12.501 to 13.000                     32                    2,677,084.92                  1.66
            13.001 to 13.500                     15                      946,400.38                  0.59
            13.501 to 14.000                      8                      476,276.63                  0.30
            14.001 to 14.500                      5                      240,165.11                  0.15
            14.501 to 15.000                      3                      205,655.27                  0.13
            15.501 to 16.000                      1                      129,402.65                  0.08
                                        ----------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62                100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

GROSS MARGIN

                                                                                               % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
             GROSS MARGIN                  MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
             0.001 to  0.500                      1                 $     19,202.56                0.01%
             0.501 to  1.000                      3                      341,059.72                0.21
             1.001 to  1.500                      1                       22,788.01                0.01
             2.001 to  2.500                      3                      202,926.04                0.13
             2.501 to  3.000                     38                    4,176,287.28                2.59
             3.001 to  3.500                     56                    4,335,593.26                2.69
             3.501 to  4.000                    123                   10,808,833.52                6.70
             4.001 to  4.500                    131                    9,853,775.51                6.11
             4.501 to  5.000                     98                   10,912,595.92                6.77
             5.001 to  5.500                    107                   12,385,614.57                7.68
             5.501 to  6.000                    179                   22,879,273.00               14.19
             6.001 to  6.500                    260                   31,252,155.14               19.38
             6.501 to  7.000                    239                   28,262,290.78               17.53
             7.001 to  7.500                    114                   11,345,166.55                7.04
             7.501 to  8.000                    146                   12,171,321.03                7.55
             8.001 to  8.500                     10                      706,526.95                0.44
             8.501 to  9.000                      7                      732,335.35                0.45
             9.001 to  9.500                     10                      702,392.80                0.44
             9.501 to 10.000                      2                       99,413.88                0.06
            10.501 to 11.000                      1                       14,691.75                0.01
                                        -------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62              100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

INITIAL PERIODIC RATE CAP

                                                                                                % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE     PRINCIPLE BALANCE OF ADJUSTABLE RATE
       INITIAL PERIODIC RATE CAP           MORTGAGE LOANS         OUTSTANDING               MORTGAGES OUTSTANDING
                 1.00                            54                $   5,158,156.27                  3.20%
                 1.50                           258                   26,879,752.02                 16.67
                 2.00                           380                   32,030,254.63                 19.87
                 2.50                             1                       29,398.17                  0.02
                 2.75                             1                      136,699.33                  0.08
                 3.00                           820                   95,897,965.39                 59.48
                 4.00                             1                       99,134.72                  0.06
                 6.00                            11                      686,605.49                  0.43
                 6.50                             2                      274,877.53                  0.17
                 7.00                             1                       31,400.07                  0.02
                                        -----------------------------------------------------------------------------------
                 TOTAL                        1,529                $ 161,224,243.62                100.00%

SUBSEQUENT PERIODIC RATE CAP

                                                                                              % OF AGGREGATE
          SUBSEQUENT PERIODIC                NUMBER OF        PRINCIPAL BALANCE    PRINCIPLE BALANCE OF ADJUSTABLE RATE
               RATE CAP                   MORTGAGE LOANS         OUTSTANDING               MORTGAGES OUTSTANDING
                 1.00                          777               $  89,226,969.69                 55.34%
                 1.50                          396                  43,562,525.92                 27.02
                 2.00                          347                  27,466,648.70                 17.04
                 2.50                            1                      88,029.18                  0.05
                 3.00                            8                     880,070.13                  0.55
                                        -------------------------------------------------------------------------------
                 TOTAL                       1,529               $ 161,224,243.62                100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

ORIGINATOR

                                                                                               % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
ORIGINATOR                                 MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
NCS Mortgage                                    377               $   39,745,931.36                24.65%
Liberty                                         316                   24,799,418.29                15.38
New Century                                     224                   23,026,125.25                14.28
Freemont                                        108                   14,840,354.32                 9.2
GMAC/RFC                                         87                    9,606,482.10                 5.96
Impac                                            60                    8,396,032.89                 5.21
Aames                                            48                    7,969,938.87                 4.94
Peoples                                          27                    4,692,485.74                 2.91
Amresco                                          58                    4,266,658.20                 2.65
Matrix Bank                                      28                    3,301,596.32                 2.05
Other                                           196                   20,579,220.28                12.76
                                        ---------------------------------------------------------------------------------
                 TOTAL                        1,529               $  161,224,243.62               100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE MORTGAGES

                                                                                                % OF AGGREGATE
                                             NUMBER OF         PRINCIPAL BALANCE      PRINCIPLE BALANCE OF ADJUSTABLE
         NEXT RATE RESET MONTH             MORTGAGE LOANS         OUTSTANDING            RATE MORTGAGES OUTSTANDING
                Mar-02                          129                $  10,515,710.97                  6.52%
                Apr-02                           64                    5,615,121.72                  3.48
                May-02                           64                    5,903,430.51                  3.66
                Jun-02                           56                    6,087,849.51                  3.78
                Jul-02                           86                    7,492,411.46                  4.65
                Aug-02                          113                    8,540,341.80                  5.30
                Sep-02                           48                    4,260,321.02                  2.64
                Oct-02                           84                    6,554,163.31                  4.07
                Nov-02                           88                    7,554,884.09                  4.69
                Dec-02                           51                    4,502,960.79                  2.79
                Jan-03                           39                    4,042,966.98                  2.51
                Feb-03                           65                    6,367,891.48                  3.95
                Mar-03                           62                    6,538,620.87                  4.06
                Apr-03                           77                    7,900,841.55                  4.90
                May-03                           93                   11,306,674.29                  7.01
                Jun-03                           42                    5,220,429.88                  3.24
                Jul-03                           35                    6,932,700.73                  4.30
                Aug-03                           64                    9,734,129.10                  6.04
                Sep-03                           26                    4,866,634.81                  3.02
                Oct-03                           52                    6,674,904.72                  4.14
                Nov-03                           64                   10,469,396.56                  6.49
                Dec-03                           13                    1,180,441.23                  0.73
                Jan-04                            8                      709,081.41                  0.44
                Feb-04                           15                    1,949,056.90                  1.21
                Mar-04                           11                    1,263,008.19                  0.78
                Apr-04                           15                    1,956,986.07                  1.21
                May-04                           13                    1,121,081.57                  0.70
                Jun-04                            6                      997,161.94                  0.62
                Jul-04                            9                    1,321,011.51                  0.82
                Aug-04                            5                      695,121.86                  0.43
                Sep-04                            2                      183,708.26                  0.11
                Oct-04                            2                      144,846.51                  0.09
                Nov-04                            4                      603,374.21                  0.37
                Mar-05                            1                       69,414.53                  0.04
           After March 2005                      23                    1,947,563.28                  1.21
                                        ------------------------------------------------------------------------------------
                 TOTAL                         1,529               $ 161,224,243.62                100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             PREPAYMENT ASSUMPTIONS
                             ----------------------

The tables on pages 40 and 41 were prepared assuming a percentage of the 100% Prepay Assumption. The 100% Prepay Assumption is based on the following:

------------------------------------- -----------------------------------------
             Loan Type                                 CPR
------------------------------------- -----------------------------------------
Fixed Rate FHA/VA Loans                               12.0%
------------------------------------- -----------------------------------------
Fixed Rate Non-FHA/VA Loans                           21.0%
------------------------------------- -----------------------------------------


The following prepayment vector applies only to the Adjustable Rate Loans and represents 100% PPC:

------------------------------------- -----------------------------------------
               Months                                  CPR
------------------------------------- -----------------------------------------
1-10                                      3.5% to 35.0% over 10 months*
------------------------------------- -----------------------------------------
11-22                                                 35.0%
------------------------------------- -----------------------------------------
23-25                                                 50.0%
------------------------------------- -----------------------------------------
26-34                                                 35.0%
------------------------------------- -----------------------------------------
35-37                                                 50.0%
------------------------------------- -----------------------------------------
38 and each month thereafter                          35.0%
------------------------------------- -----------------------------------------

* 3.5% in the first month, increasing by 3.5% each subsequent month, until it builds up to 35.0% in month 10.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)
                           --------------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

A-1A (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             17.09       4.62       3.15        2.23        1.51       1.00        0.58
First Principal Payment Date   3/25/02    3/25/02     3/25/02     3/25/02    3/25/02     3/25/02    3/25/02
Last Principal Payment Date    6/25/31    11/25/26    7/25/22     7/25/18    7/25/15    10/25/04    8/25/03
Payment Windows (mos.)           352        297         245         197        161         32          18

A-IO (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             0.99        0.99       0.99        0.99        0.99       0.99        0.99

M-1 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.68       9.31       6.48        5.38        5.63       6.28        4.11
First Principal Payment Date   4/25/22    2/25/06     5/25/05    10/25/05    6/25/06    10/25/04    8/25/03
Last Principal Payment Date    3/25/31    5/25/24     2/25/19     4/25/15    2/25/13     8/25/13    6/25/10
Payment Windows (mos.)           108        220         166         115         81         107         83

M-2 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.67       9.24       6.39        5.10        4.63       4.20        2.66
First Principal Payment Date   4/25/22    2/25/06     4/25/05     6/25/05    9/25/05     6/25/05    2/25/04
Last Principal Payment Date   12/25/30    11/25/22    6/25/17     6/25/14    11/25/11    2/25/10    9/25/07
Payment Windows (mos.)           105        202         147         109         75         57          44

B-1 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.64       9.08       6.27        4.89        4.25       3.67        2.18
First Principal Payment Date   4/25/22    2/25/06     3/25/05     5/25/05    6/25/05     3/25/05    10/25/03
Last Principal Payment Date    8/25/30    7/25/20     4/25/15     7/25/12    5/25/10    10/25/08    8/25/06
Payment Windows (mos.)           101        174         122         87          60         44          35


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             BOND SUMMARY (TO CALL)
                             ----------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

A-1A (TO CALL)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             17.01       4.30       2.88        2.00        1.34       1.00        0.58
First Principal Payment Date   3/25/02    3/25/02     3/25/02     3/25/02    3/25/02     3/25/02    3/25/02
Last Principal Payment Date    3/25/29    12/25/14    3/25/11    10/25/08    4/25/07    10/25/04    8/25/03
Payment Windows (mos.)           325        154         109         80          62         32          18

A-IO (TO CALL)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             0.99        0.99       0.99        0.99        0.99       0.99        0.99

M-1 (TO CALL)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.48       8.52       5.83        4.82        4.95       4.01        2.35
First Principal Payment Date   4/25/22    2/25/06     5/25/05    10/25/05    6/25/06    10/25/04    8/25/03
Last Principal Payment Date    3/25/29    12/25/14    3/25/11    10/25/08    4/25/07     3/25/06    8/25/04
Payment Windows (mos.)           84         107         71          37          11         18          13

M-2 (TO CALL)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.48       8.52       5.81        4.59        4.23       3.83        2.34
First Principal Payment Date   4/25/22    2/25/06     4/25/05     6/25/05    9/25/05     6/25/05    2/25/04
Last Principal Payment Date    3/25/29    12/25/14    3/25/11    10/25/08    4/25/07     3/25/06    8/25/04
Payment Windows (mos.)           84         107         72          41          20         10          7

B-1 (TO CALL)
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.48       8.52       5.80        4.50        3.94       3.41        1.98
First Principal Payment Date   4/25/22    2/25/06     3/25/05     5/25/05    6/25/05     3/25/05    10/25/03
Last Principal Payment Date    3/25/29    12/25/14    3/25/11    10/25/08    4/25/07     3/25/06    8/25/04
Payment Windows (mos.)           84         107         73          42          23         13          11


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     C-BASS MORTGAGE LOAN
     ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
     $238,427,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                                      POOL CAP TABLE
                                                      --------------

------------------------------------------ ------------------------------------------- --------------------------------------------
 Period   Pay Date      Max        Max      Period    Pay Date      Max         Max     Period    Pay Date      Max         Max
                      Rate(1)    Rate(2)                          Rate(1)     Rate(2)                         Rate(1)     Rate(2)
========================================== =========================================== ============================================
   1         3/25/02   7.924%      7.924%      34       12/25/04   9.407%     12.283%      67        9/25/07   9.101%     11.506%
   2         4/25/02   6.567%      6.570%      35        1/25/05   9.104%     12.060%      68       10/25/07   9.403%     11.872%
   3         5/25/02   6.701%      6.705%      36        2/25/05   9.105%     12.040%      69       11/25/07   9.099%     11.465%
   4         6/25/02   6.291%      6.651%      37        3/25/05  10.081%     13.305%      70       12/25/07   9.403%     11.823%
   5         7/25/02   6.340%      6.900%      38        4/25/05   9.106%     11.995%      71        1/25/08   9.099%     11.418%
   6         8/25/02   6.040%      6.583%      39        5/25/05   9.410%     12.440%      72        2/25/08   9.099%     11.395%
   7         9/25/02   7.601%      8.140%      40        6/25/05   9.106%     12.046%      73        3/25/08   9.726%     12.156%
   8        10/25/02   7.803%      8.357%      41        7/25/05   9.409%     12.462%      74        4/25/08   9.098%     11.348%
   9        11/25/02   7.500%      8.035%      42        8/25/05   9.106%     12.037%      75        5/25/08   9.401%     11.703%
   10       12/25/02   7.675%      8.497%      43        9/25/05   9.106%     12.014%      76        6/25/08   9.097%     11.302%
   11        1/25/03   7.371%      8.345%      44       10/25/05   9.410%     12.390%      77        7/25/08   9.400%     11.655%
   12        2/25/03   7.317%      8.288%      45       11/25/05   9.107%     11.989%      78        8/25/08   9.097%     11.256%
   13        3/25/03  10.072%     11.140%      46       12/25/05   9.411%     12.392%      79        9/25/08   9.096%     11.233%
   14        4/25/03   9.098%     10.057%      47        1/25/06   9.108%     11.970%      80       10/25/08   9.399%     11.587%
   15        5/25/03   9.402%     10.387%      48        2/25/06   9.108%     11.946%
   16        6/25/03   9.097%     10.181%      49        3/25/06  10.084%     13.199%
   17        7/25/03   9.400%     11.175%      50        4/25/06   9.108%     11.897%
   18        8/25/03   9.097%     10.810%      51        5/25/06   9.412%     12.269%
   19        9/25/03   9.097%     10.799%      52        6/25/06   9.109%     11.852%
   20       10/25/03   9.401%     11.150%      53        7/25/06   9.412%     12.223%
   21       11/25/03   9.099%     10.972%      54        8/25/06   9.109%     11.805%
   22       12/25/03   9.402%     11.497%      55        9/25/06   9.109%     11.782%
   23        1/25/04   9.098%     11.437%      56       10/25/06   9.404%     12.158%
   24        2/25/04   9.099%     11.426%      57       11/25/06   9.101%     11.742%
   25        3/25/04   9.727%     12.197%      58       12/25/06   9.404%     12.108%
   26        4/25/04   9.100%     11.394%      59        1/25/07   9.101%     11.694%
   27        5/25/04   9.404%     11.841%      60        2/25/07   9.101%     11.670%
   28        6/25/04   9.099%     11.514%      61        3/25/07  10.076%     12.894%
   29        7/25/04   9.402%     12.184%      62        4/25/07   9.101%     11.622%
   30        8/25/04   9.099%     11.767%      63        5/25/07   9.405%     11.985%
   31        9/25/04   9.100%     11.747%      64        6/25/07   9.101%     11.576%
   32       10/25/04   9.404%     12.119%      65        7/25/07   9.405%     11.937%
   33       11/25/04   9.102%     11.779%      66        8/25/07   9.101%     11.529%

------------------------------------------ ------------------------------------------- --------------------------------------------

(1) Assumes that the 1 month LIBOR is instantaneously increased to a rate of 50%.

(2) Assumes that all the indices are instantaneously increased to a rate of 50%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

C-BASS HOME EQUITY LOAN TRUST 2002-CB1


          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------



SENSITIVITY ANALYSIS - CLASS B-1
--------------------------------

            -------------------------------------------------------------------
SCENARIOS                      50        75         100        125       150

            -------------------------------------------------------------------
            Fix - 1A (CPR)   6.00%      9.00%     12.00%     15.00%     18.00%
            -------------------------------------------------------------------
            Fix - 1B (CPR)   10.50%    15.75%     21.00%     26.25%     31.50%
            -------------------------------------------------------------------
              ARM (PPC)      50.00%    75.00%     100.00%    125.00%   150.00%
            -------------------------------------------------------------------

                                                -------------------------------
                                                   INDEX       FORWARD CURVE
                                                -------------------------------




 EXTENSION RISK
-------------------------------------------------------------------------------
                                          BASE CASE
              -----------------------------------------------------------------
               PRICE => DM       50        75         100        125       150
              -----------------------------------------------------------------
                100.00000      2.000      2.000      2.000      2.000     2.000
              -----------------------------------------------------------------
  TO CALL           WAL         8.56      5.81       4.51       3.94       3.41
              -----------------------------------------------------------------
                  MOD DUR       6.17      4.65       3.81       3.42       3.03
              -----------------------------------------------------------------
                FIRSTPRINPAY   02/06      03/05      05/05      06/05     03/05
              -----------------------------------------------------------------
                  MATURITY     12/14      03/11      10/08      04/07     03/06
              -----------------------------------------------------------------
                PRIN WINDOW     107        73         42         23         13
              -----------------------------------------------------------------
              WAL EXTENSION     0.0        0.0        0.0        0.0       0.0
              -----------------------------------------------------------------


              -----------------------------------------------------------------
               PRICE => DM       50        75         100        125       150
              -----------------------------------------------------------------
                100.00000      2.030      2.040      2.050      2.050     2.060
              -----------------------------------------------------------------
TO MATURITY         WAL         9.16      6.30       4.90       4.25       3.67
              -----------------------------------------------------------------
                  MOD DUR       6.40      4.89       4.05       3.63       3.22
              -----------------------------------------------------------------
                FIRSTPRINPAY   02/06      03/05      05/05      06/05     03/05
              -----------------------------------------------------------------
                  MATURITY     09/20      05/15      08/12      05/10     10/08
              -----------------------------------------------------------------
                PRIN WINDOW     176        123        88         60         44
              -----------------------------------------------------------------
              WAL EXTENSION     0.6        0.5        0.4        0.3       0.3
              -----------------------------------------------------------------


--------------------------------------------------------------------------------
                                     TRIGGER EVENT OCCURS
              ------------------------------------------------------------------
               PRICE => DM     50         75        100        125        150
              ------------------------------------------------------------------
                100.00000     2.000     2.000      2.000      2.000      2.000
              ------------------------------------------------------------------
  TO CALL           WAL       12.83      9.08       6.66       5.16      4.08
              ------------------------------------------------------------------
                  MOD DUR     8.19       6.59       5.26       4.30      3.53
              ------------------------------------------------------------------
                FIRSTPRINPAY  12/14     03/11      10/08      04/07      03/06
              ------------------------------------------------------------------
                 MATURITY     12/14     03/11      10/08      04/07      03/06
              ------------------------------------------------------------------
                PRIN WINDOW     1         1          1          1          1
              ------------------------------------------------------------------
              WAL EXTENSION    4.3       3.3        2.2        1.2        0.7
              ------------------------------------------------------------------


              ------------------------------------------------------------------
               PRICE => DM     50         75        100        125        150
              ------------------------------------------------------------------
                100.00000     2.080     2.120      2.140      2.160      2.170
              ------------------------------------------------------------------
TO MATURITY         WAL       15.27     11.11       8.26       6.41      5.12
              ------------------------------------------------------------------
                  MOD DUR     9.01       7.51       6.16       5.10      4.27
              ------------------------------------------------------------------
                FIRSTPRINPAY  03/16     04/12      08/09      12/07      09/06
              ------------------------------------------------------------------
                 MATURITY     10/18     05/14      04/11      04/09      11/07
              ------------------------------------------------------------------
                PRIN WINDOW    32         26         21         17        15
              ------------------------------------------------------------------
              WAL EXTENSION    6.7       5.3        3.8        2.5        1.7
              ------------------------------------------------------------------




   DEFAULT RISK
--------------------------------------------------------------------------------
                                     BOND DM IMPAIRED
               -----------------------------------------------------------------
                PRICE => DM       50        75         100        125       150
               -----------------------------------------------------------------
                    CDR          7.40      7.70       8.00       8.40       8.90
               -----------------------------------------------------------------
                 100.00000       2.05      1.88       1.88       1.91       1.98
               -----------------------------------------------------------------
TO MATURITY          WAL        17.25      13.65      11.10      9.18       7.70
               -----------------------------------------------------------------
                   MOD DUR       9.37      8.28       7.31       6.45       5.69
               -----------------------------------------------------------------
                 FIRSTPRINPAY   09/15      11/12      07/10      11/08     09/07
               -----------------------------------------------------------------
                   MATURITY     11/31      11/31      10/31      04/31     10/29
               -----------------------------------------------------------------
                 PRIN WINDOW     195        229        256        259       266
               -----------------------------------------------------------------
                 COLLLOSSPERCENT 16.8      12.9       10.5        8.8       7.7
               -----------------------------------------------------------------


-------------------------------------------------------------------------------
                                         BOND DM ZERO
              -----------------------------------------------------------------
               PRICE => DM     50         75        100        125        150
              -----------------------------------------------------------------
                   CDR        8.15       8.35       8.65       9.10      9.60
              -----------------------------------------------------------------
                100.00000     0.00       0.00       0.02      -0.10      0.02
              -----------------------------------------------------------------
TO MATURITY         WAL       15.75     12.89      10.74       9.00      7.66
              -----------------------------------------------------------------
                  MOD DUR     9.23       8.32       7.44       6.61      5.85
              -----------------------------------------------------------------
                FIRSTPRINPAY  05/11     10/09      08/08      09/07      03/07
              -----------------------------------------------------------------
                 MATURITY     11/31     11/31      10/31      03/31      10/29
              -----------------------------------------------------------------
                PRIN WINDOW    247       266        279        270        272
              -----------------------------------------------------------------
              COLLLOSSPERCENT  18.0      13.8       11.1       9.4        8.2
              -----------------------------------------------------------------



                LOSS SEVERITY IS 55%.

                RECOVERY DELAY IS 12 MONTHS.

                YIELD BREAKS AND BREAK-EVEN YIELD ASSUME THAT A TRIGGER EVENT OCCURS.

                DEFAULTS ARE IN ADDITION TO PREPAYMENTS



                                                  BANC OF AMERICA SECURITIES LLC




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

C-BASS HOME EQUITY LOAN TRUST 2002-CB1


          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------



SENSITIVITY ANALYSIS - CLASS B-1
--------------------------------

            -------------------------------------------------------------------
SCENARIOS                      50        75         100        125       150

            -------------------------------------------------------------------
            Fix - 1A (CPR)   6.00%      9.00%     12.00%     15.00%     18.00%
            -------------------------------------------------------------------
            Fix - 1B (CPR)   10.50%    15.75%     21.00%     26.25%     31.50%
            -------------------------------------------------------------------
              ARM (PPC)      50.00%    75.00%     100.00%    125.00%   150.00%
            -------------------------------------------------------------------

                                        ---------------------------------------
                                          INDEX      1.5 TIMES FORWARD CURVE
                                        ---------------------------------------




 EXTENSION RISK
-------------------------------------------------------------------------------
                                          BASE CASE
              -----------------------------------------------------------------
               PRICE => DM       50        75         100        125       150
              ------------------------------------------------------------------
                100.00000      2.000      1.990      1.990      1.990     1.980
              ------------------------------------------------------------------
  TO CALL           WAL         8.61      5.84       4.51       3.94       3.41
              ------------------------------------------------------------------
                  MOD DUR       5.63      4.36       3.63       3.28       2.92
              ------------------------------------------------------------------
                FIRSTPRINPAY   02/06      03/05      05/05      06/05     03/05
              ------------------------------------------------------------------
                  MATURITY     12/14      04/11      10/08      04/07     03/06
              ------------------------------------------------------------------
                PRIN WINDOW     107        74         42         23         13
              ------------------------------------------------------------------
              WAL EXTENSION     0.0        0.0        0.0        0.0       0.0
              ------------------------------------------------------------------


              ------------------------------------------------------------------
               PRICE => DM       50        75         100        125       150
              ------------------------------------------------------------------
                100.00000      2.000      1.970      1.950      1.940     1.940
              ------------------------------------------------------------------
TO MATURITY        WAL          9.24      6.32       4.91       4.25       3.68
              ------------------------------------------------------------------
                  MOD DUR       5.79      4.54       3.83       3.46       3.09
              ------------------------------------------------------------------
                FIRSTPRINPAY   02/06      03/05      05/05      06/05     03/05
              ------------------------------------------------------------------
                  MATURITY     11/20      05/15      08/12      05/10     10/08
              ------------------------------------------------------------------
                PRIN WINDOW     178        123        88         60         44
              ------------------------------------------------------------------
              WAL EXTENSION     0.6        0.5        0.4        0.3       0.3
              ------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     TRIGGER EVENT OCCURS
              ------------------------------------------------------------------
               PRICE => DM     50         75        100        125        150
              -----------------------------------------------------------------
                100.00000     1.990     1.980      1.960      1.950      1.950
              -----------------------------------------------------------------
  TO CALL           WAL       12.83      9.16       6.66       5.16      4.08
              -----------------------------------------------------------------
                  MOD DUR     7.19       6.01       4.90       4.07      3.38
              -----------------------------------------------------------------
                FIRSTPRINPAY  12/14     04/11      10/08      04/07      03/06
              -----------------------------------------------------------------
                 MATURITY     12/14     04/11      10/08      04/07      03/06
              -----------------------------------------------------------------
                PRIN WINDOW     1         1          1          1          1
              -----------------------------------------------------------------
              WAL EXTENSION    4.2       3.3        2.2        1.2        0.7
              -----------------------------------------------------------------


              -----------------------------------------------------------------
               PRICE => DM     50         75        100        125        150
              -----------------------------------------------------------------
                100.00000     1.990     1.910      1.880      1.840      1.820
              -----------------------------------------------------------------
TO MATURITY        WAL        15.41     11.15       8.28       6.42      5.13
              -----------------------------------------------------------------
                  MOD DUR     7.78       6.70       5.65       4.77      4.05
              -----------------------------------------------------------------
                FIRSTPRINPAY  05/16     05/12      08/09      12/07      10/06
              -----------------------------------------------------------------
                 MATURITY     12/18     05/14      04/11      04/09      11/07
              -----------------------------------------------------------------
                PRIN WINDOW    32         25         21         17        14
              -----------------------------------------------------------------
              WAL EXTENSION    6.8       5.3        3.8        2.5        1.7
              -----------------------------------------------------------------



   DEFAULT RISK
--------------------------------------------------------------------------------
                                     BOND DM IMPAIRED
               -----------------------------------------------------------------
               PRICE => DM       50        75         100        125       150
              ------------------------------------------------------------------
                   CDR          5.40      5.65       6.00       6.45       7.20
              ------------------------------------------------------------------
                100.00000       1.71      1.54       1.53       1.56       1.40
              ------------------------------------------------------------------
TO MATURITY         WAL        18.66      14.52      11.64      9.29       7.84
              ------------------------------------------------------------------
                  MOD DUR       8.18       7.45       6.73      6.00       5.38
              ------------------------------------------------------------------
                FIRSTPRINPAY   07/16      08/13      11/10      01/09     10/07
              ------------------------------------------------------------------
                  MATURITY     11/31      11/31      10/31      08/22     10/29
              ------------------------------------------------------------------
                PRIN WINDOW     185        220        252        164       265
              ------------------------------------------------------------------
              COLLLOSSPERCENT  13.3       10.1        8.2       7.0        6.3
              ------------------------------------------------------------------



--------------------------------------------------------------------------------
                                         BOND DM ZERO
              ------------------------------------------------------------------
                PRICE => DM     50         75        100        125        150
               -----------------------------------------------------------------
                    CDR        6.00       6.25       6.60       7.05      7.80
               -----------------------------------------------------------------
                 100.00000     0.03      -0.11      -0.03       0.17      -0.10
               -----------------------------------------------------------------
TO MATURITY          WAL       16.57     13.60      11.37       9.51      7.96
               -----------------------------------------------------------------
                   MOD DUR     7.84       7.36       6.77       6.11      5.49
               -----------------------------------------------------------------
                 FIRSTPRINPAY  10/11     02/10      02/09      07/08      09/07
               -----------------------------------------------------------------
                  MATURITY     11/31     11/31      10/31      05/31      10/29
               -----------------------------------------------------------------
                 PRIN WINDOW    242       262        273        268        266
               -----------------------------------------------------------------
               COLLLOSSPERCENT 14.4       10.9       8.9        7.6        6.8
               -----------------------------------------------------------------



               LOSS SEVERITY IS 55%.

               RECOVERY DELAY IS 12 MONTHS.

               YIELD BREAKS AND BREAK-EVEN YIELD ASSUME THAT A TRIGGER EVENT OCCURS.

               DEFAULTS ARE IN ADDITION TO PREPAYMENTS




                                                  BANC OF AMERICA SECURITIES LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ASSUMED FORWARD CURVES

          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------


------------------------------------------------------------------------------
PERIOD      1 MO. LIBOR     6 MO. LIBOR    1 YR. CMT    3 YR. CMT        COFI
------------------------------------------------------------------------------
    1           1.840          2.000         2.430        3.460         4.730
    2           1.840          2.070         2.550        3.570         4.760
    3           1.860          2.170         2.710        3.680         4.760
    4           1.950          2.280         2.860        3.800         4.740
    5           2.090          2.420         3.040        3.920         5.020
    6           2.200          2.580         3.210        4.030         5.040
    7           2.330          2.740         3.390        4.140         5.040
    8           2.560          2.910         3.580        4.260         5.480
    9           2.660          3.070         3.750        4.350         5.510
   10           2.740          3.250         3.920        4.460         5.540
   11           3.080          3.450         4.090        4.560         6.060
   12           3.210          3.600         4.240        4.650         6.100
   13           3.370          3.800         4.410        4.750         6.090
   14           3.610          3.980         4.540        4.830         6.590
   15           3.760          4.140         4.680        4.900         6.620
   16           3.890          4.300         4.800        4.970         6.610
   17           4.140          4.450         4.920        5.050         7.070
   18           4.270          4.600         5.020        5.110         7.110
   19           4.370          4.720         5.130        5.170         7.100
   20           4.570          4.820         5.220        5.230         7.450
   21           4.650          4.920         5.300        5.280         7.480
   22           4.700          5.010         5.390        5.330         7.470
   23           4.960          5.100         5.460        5.380         7.760
   24           4.950          5.160         5.540        5.420         7.780
   25           5.020          5.250         5.610        5.460         7.780
   26           5.120          5.330         5.670        5.490         7.980
   27           5.180          5.400         5.730        5.530         7.990
   28           5.230          5.470         5.790        5.570         7.990
   29           5.340          5.530         5.840        5.600         8.190
   30           5.400          5.630         5.890        5.630         8.200
   31           5.440          5.690         5.940        5.660         8.200
   32           5.530          5.730         5.990        5.690         8.360
   33           5.560          5.780         6.030        5.720         8.360
   34           5.580          5.830         6.080        5.740         8.360
   35           5.890          5.880         6.110        5.770         8.560
   36           5.690          5.880         6.150        5.790         8.560
   37           5.730          5.930         6.180        5.810         8.560
   38           5.800          5.980         6.220        5.840         8.630
   39           5.830          6.020         6.270        5.850         8.630
   40           5.860          6.060         6.300        5.870         8.630
   41           5.930          6.090         6.340        5.890         8.750
   42           5.960          6.170         6.380        5.910         8.750
   43           5.980          6.190         6.420        5.920         8.740
   44           6.030          6.220         6.450        5.940         8.820
   45           6.060          6.250         6.490        5.950         8.840
   46           6.070          6.270         6.520        5.970         8.840
   47           6.330          6.290         6.550        5.980         8.980
   48           6.120          6.260         6.580        5.990         9.000
   49           6.130          6.280         6.610        6.000         8.910
   50           6.150          6.300         6.620        6.010         8.980
   51           6.150          6.310         6.640        6.020         8.980
   52           6.160          6.320         6.650        6.030         8.980
   53           6.170          6.330         6.650        6.040         8.980
   54           6.180          6.380         6.660        6.050         8.980
   55           6.180          6.390         6.660        6.060         9.080
   56           6.190          6.400         6.660        6.060         9.080
   57           6.200          6.410         6.660        6.070         9.080
   58           6.200          6.420         6.660        6.080         9.080
   59           6.440          6.430         6.660        6.090         9.080
   60           6.260          6.400         6.650        6.090         9.080
   61           6.280          6.410         6.650        6.100         9.100
   62           6.290          6.420         6.660        6.110         9.100
   63           6.300          6.430         6.660        6.120         9.100
   64           6.320          6.440         6.660        6.120         9.100
   65           6.330          6.450         6.660        6.130         9.100
   66           6.340          6.480         6.670        6.140         9.110
   67           6.350          6.490         6.670        6.140         9.170
   68           6.360          6.500         6.670        6.150         9.170
   69           6.360          6.500         6.680        6.150         9.170
   70           6.370          6.510         6.680        6.160         9.170
   71           6.500          6.520         6.690        6.170         9.170
   72           6.400          6.510         6.690        6.170         9.170
   73           6.410          6.520         6.700        6.180         9.180
   74           6.420          6.530         6.710        6.180         9.180
   75           6.420          6.530         6.710        6.180         9.180
   76           6.430          6.540         6.720        6.190         9.180
   77           6.430          6.550         6.730        6.200         9.180
   78           6.430          6.570         6.730        6.200         9.190
   79           6.440          6.580         6.740        6.210         9.220
   80           6.440          6.590         6.750        6.210         9.220
   81           6.450          6.590         6.750        6.220         9.220
   82           6.440          6.600         6.760        6.230         9.220
   83           6.560          6.610         6.770        6.240         9.220
   84           6.450          6.590         6.790        6.240         9.220
   85           6.440          6.600         6.800        6.250         9.210
   86           6.440          6.610         6.800        6.270         9.210
   87           6.440          6.610         6.810        6.280         9.210
   88           6.440          6.620         6.820        6.290         9.210
   89           6.440          6.630         6.830        6.290         9.210
   90           6.450          6.670         6.830        6.300         9.220
   91           6.450          6.680         6.840        6.310         9.270
   92           6.450          6.680         6.850        6.320         9.270
   93           6.450          6.690         6.860        6.330         9.270
   94           6.450          6.700         6.870        6.340         9.270
   95           6.680          6.700         6.870        6.350         9.270
   96           6.470          6.670         6.880        6.350         9.270
   97           6.480          6.670         6.890        6.370         9.260
   98           6.480          6.680         6.900        6.380         9.260
   99           6.490          6.690         6.900        6.390         9.260
  100           6.490          6.700         6.910        6.400         9.260
  101           6.490          6.700         6.920        6.410         9.260
  102           6.500          6.750         6.920        6.420         9.260
  103           6.510          6.750         6.930        6.430         9.340
  104           6.510          6.760         6.940        6.440         9.340
  105           6.520          6.760         6.950        6.440         9.340
  106           6.520          6.770         6.950        6.450         9.340
  107           6.740          6.780         6.960        6.460         9.340
  108           6.550          6.740         6.970        6.470         9.340
  109           6.560          6.750         6.980        6.480         9.350
  110           6.570          6.760         6.980        6.490         9.350
  111           6.570          6.760         6.990        6.490         9.350
  112           6.580          6.770         7.000        6.500         9.350
  113           6.590          6.770         7.010        6.510         9.350
  114           6.600          6.820         7.020        6.520         9.350
  115           6.610          6.830         7.020        6.520         9.450
  116           6.620          6.830         7.030        6.530         9.450
  117           6.620          6.840         7.030        6.530         9.450
  118           6.630          6.840         7.040        6.540         9.450
  119           6.850          6.850         7.050        6.540         9.450
  120           6.670          6.820         7.030        6.550         9.450
  121           6.680          6.820         7.040        6.550         9.480
  122           6.700          6.830         7.040        6.550         9.480
  123           6.700          6.840         7.050        6.550         9.480
  124           6.710          6.840         7.050        6.560         9.480
  125           6.720          6.840         7.050        6.560         9.480
  126           6.730          6.850         7.060        6.560         9.480
  127           6.740          6.850         7.060        6.570         9.530
  128           6.740          6.860         7.070        6.570         9.530
  129           6.750          6.860         7.070        6.570         9.530
  130           6.760          6.860         7.070        6.570         9.530
  131           6.760          6.870         7.070        6.570         9.530
  132           6.770          6.870         7.070        6.570         9.530
  133           6.770          6.870         7.070        6.570         9.550
  134           6.780          6.880         7.080        6.580         9.550
  135           6.780          6.880         7.080        6.580         9.550
  136           6.790          6.880         7.080        6.580         9.550
  137           6.790          6.890         7.080        6.580         9.550
  138           6.790          6.890         7.080        6.580         9.550
  139           6.790          6.890         7.080        6.580         9.560
  140           6.790          6.890         7.070        6.570         9.560
  141           6.800          6.890         7.070        6.570         9.560
  142           6.800          6.890         7.070        6.570         9.560
  143           6.800          6.890         7.070        6.570         9.560
  144           6.800          6.890         7.070        6.560         9.560
  145           6.790          6.890         7.070        6.560         9.550
  146           6.790          6.900         7.070        6.560         9.550
  147           6.790          6.900         7.070        6.560         9.550
  148           6.790          6.900         7.060        6.560         9.550
  149           6.790          6.900         7.060        6.550         9.550
  150           6.790          6.900         7.060        6.550         9.550
  151           6.780          6.900         7.060        6.550         9.540
  152           6.780          6.890         7.050        6.540         9.540
  153           6.780          6.890         7.050        6.540         9.540
  154           6.780          6.890         7.050        6.540         9.540
  155           6.780          6.890         7.050        6.530         9.540
  156           6.780          6.890         7.040        6.530         9.540
  157           6.770          6.890         7.040        6.520         9.520
  158           6.770          6.890         7.040        6.520         9.520
  159           6.770          6.880         7.030        6.520         9.520
  160           6.760          6.880         7.030        6.510         9.520
  161           6.760          6.880         7.030        6.510         9.520
  162           6.760          6.880         7.020        6.510         9.510
  163           6.750          6.880         7.020        6.500         9.490
  164           6.750          6.870         7.020        6.500         9.490
  165           6.750          6.870         7.010        6.490         9.490
  166           6.740          6.860         7.010        6.490         9.490
  167           6.740          6.860         7.000        6.480         9.490
  168           6.740          6.860         7.000        6.480         9.490
  169           6.730          6.850         6.990        6.470         9.470
  170           6.730          6.850         6.990        6.460         9.460
  171           6.730          6.840         6.990        6.460         9.460
  172           6.720          6.840         6.980        6.450         9.460
  173           6.720          6.840         6.970        6.450         9.460
  174           6.710          6.830         6.970        6.450         9.460
  175           6.710          6.830         6.960        6.440         9.430
  176           6.700          6.820         6.960        6.440         9.430
  177           6.700          6.820         6.950        6.430         9.430
  178           6.690          6.810         6.950        6.430         9.430
  179           6.690          6.800         6.940        6.420         9.430
  180           6.680          6.800         6.940        6.420         9.420
  181           6.680          6.790         6.930        6.410         9.390
  182           6.680          6.790         6.930        6.420         9.390
  183           6.670          6.780         6.920        6.410         9.390
  184           6.660          6.780         6.920        6.410         9.390
  185           6.660          6.770         6.910        6.400         9.390
  186           6.650          6.770         6.910        6.400         9.390
  187           6.650          6.760         6.900        6.390         9.360
  188           6.640          6.750         6.890        6.390         9.360
  189           6.640          6.750         6.890        6.390         9.360
  190           6.630          6.740         6.880        6.380         9.350
  191           6.630          6.740         6.880        6.380         9.350
  192           6.630          6.730         6.870        6.370         9.350
  193           6.620          6.730         6.870        6.370         9.320
  194           6.620          6.720         6.860        6.370         9.320
  195           6.610          6.720         6.860        6.360         9.320
  196           6.610          6.710         6.850        6.360         9.320
  197           6.600          6.710         6.850        6.360         9.320
  198           6.600          6.700         6.840        6.350         9.320
  199           6.590          6.700         6.840        6.350         9.290
  200           6.580          6.690         6.830        6.350         9.290
  201           6.580          6.690         6.830        6.340         9.290
  202           6.580          6.680         6.820        6.340         9.290
  203           6.570          6.680         6.820        6.340         9.290
  204           6.570          6.670         6.810        6.330         9.290
  205           6.560          6.670         6.810        6.330         9.260
  206           6.560          6.660         6.800        6.330         9.260
  207           6.550          6.660         6.800        6.320         9.260
  208           6.550          6.650         6.790        6.320         9.260
  209           6.540          6.650         6.790        6.320         9.260
  210           6.540          6.640         6.780        6.310         9.260
  211           6.540          6.640         6.780        6.310         9.230
  212           6.530          6.630         6.770        6.310         9.230
  213           6.530          6.630         6.770        6.300         9.230
  214           6.520          6.620         6.760        6.300         9.230
  215           6.520          6.620         6.760        6.300         9.230
  216           6.520          6.620         6.750        6.290         9.230
  217           6.510          6.610         6.750        6.290         9.200
  218           6.500          6.610         6.740        6.290         9.200
  219           6.500          6.600         6.740        6.280         9.200
  220           6.500          6.600         6.730        6.280         9.200
  221           6.490          6.590         6.730        6.280         9.200
  222           6.490          6.590         6.720        6.270         9.200
  223           6.480          6.590         6.720        6.270         9.170
  224           6.480          6.580         6.710        6.270         9.170
  225           6.470          6.580         6.710        6.260         9.170
  226           6.470          6.570         6.700        6.260         9.170
  227           6.470          6.570         6.700        6.260         9.170
  228           6.460          6.560         6.690        6.260         9.170
  229           6.450          6.560         6.690        6.250         9.150
  230           6.450          6.550         6.680        6.260         9.150
  231           6.450          6.550         6.680        6.250         9.150
  232           6.440          6.550         6.680        6.250         9.150
  233           6.440          6.540         6.670        6.250         9.150
  234           6.440          6.540         6.670        6.250         9.150
  235           6.430          6.530         6.660        6.240         9.120
  236           6.430          6.530         6.660        6.240         9.120
  237           6.420          6.520         6.650        6.240         9.120
  238           6.420          6.520         6.650        6.230         9.120
  239           6.420          6.510         6.640        6.230         9.120
  240           6.410          6.510         6.640        6.230         9.120
  241           6.400          6.510         6.630        6.220         9.090
  242           6.400          6.500         6.630        6.220         9.090
  243           6.400          6.500         6.620        6.220         9.090
  244           6.390          6.490         6.620        6.220         9.090
  245           6.390          6.490         6.610        6.210         9.090
  246           6.380          6.490         6.610        6.210         9.090
  247           6.380          6.480         6.600        6.200         9.060
  248           6.380          6.470         6.600        6.200         9.060
  249           6.370          6.470         6.590        6.200         9.060
  250           6.370          6.470         6.580        6.190         9.060
  251           6.360          6.460         6.580        6.190         9.060
  252           6.360          6.460         6.570        6.190         9.060
  253           6.350          6.450         6.570        6.190         9.030
  254           6.350          6.450         6.560        6.180         9.030
  255           6.340          6.440         6.560        6.180         9.030
  256           6.340          6.440         6.550        6.180         9.030
  257           6.340          6.430         6.550        6.180         9.030
  258           6.330          6.430         6.540        6.180         9.030
  259           6.320          6.430         6.540        6.170         9.000
  260           6.320          6.420         6.530        6.170         9.000
  261           6.320          6.410         6.520        6.170         9.000
  262           6.310          6.410         6.520        6.170         9.000
  263           6.310          6.410         6.510        6.170         9.000
  264           6.300          6.400         6.510        6.160         9.000
  265           6.290          6.390         6.500        6.160         8.970
  266           6.290          6.390         6.500        6.160         8.970
  267           6.290          6.390         6.490        6.160         8.970
  268           6.280          6.380         6.480        6.150         8.970
  269           6.280          6.380         6.480        6.150         8.970
  270           6.270          6.370         6.470        6.150         8.970
  271           6.270          6.370         6.470        6.150         8.940
  272           6.260          6.360         6.460        6.150         8.940
  273           6.260          6.360         6.460        6.150         8.940
  274           6.250          6.350         6.450        6.150         8.940
  275           6.250          6.350         6.440        6.150         8.940
  276           6.240          6.340         6.440        6.150         8.940
  277           6.230          6.330         6.430        6.150         8.910
  278           6.230          6.330         6.430        6.160         8.910
  279           6.230          6.330         6.420        6.160         8.910
  280           6.220          6.320         6.410        6.160         8.910
  281           6.220          6.320         6.410        6.160         8.910
  282           6.210          6.310         6.400        6.160         8.910
  283           6.210          6.310         6.400        6.160         8.870
  284           6.200          6.300         6.390        6.160         8.870
  285           6.200          6.300         6.380        6.160         8.870
  286           6.190          6.290         6.380        6.160         8.870
  287           6.190          6.280         6.370        6.160         8.870
  288           6.180          6.280         6.360        6.160         8.870
  289           6.180          6.270         6.360        6.160         8.840
  290           6.170          6.270         6.350        6.160         8.840
  291           6.170          6.260         6.350        6.170         8.840
  292           6.160          6.260         6.340        6.170         8.840
  293           6.160          6.250         6.330        6.170         8.840
  294           6.150          6.250         6.330        6.170         8.840
  295           6.140          6.240         6.320        6.170         8.810
  296           6.140          6.240         6.310        6.170         8.810
  297           6.140          6.230         6.310        6.170         8.810
  298           6.130          6.230         6.300        6.170         8.810
  299           6.130          6.220         6.290        6.170         8.810
  300           6.120          6.220         6.290        6.170         8.810
  301           6.110          6.210         6.280        6.170         8.770
  302           6.110          6.210         6.270        6.170         8.770
  303           6.100          6.200         6.270        6.170         8.770
  304           6.100          6.200         6.260        6.170         8.770
  305           6.090          6.190         6.260        6.170         8.770
  306           6.090          6.190         6.250        6.170         8.770
  307           6.080          6.180         6.240        6.170         8.740
  308           6.080          6.170         6.240        6.170         8.740
  309           6.070          6.170         6.230        6.180         8.740
  310           6.070          6.160         6.230        6.170         8.730
  311           6.060          6.160         6.220        6.170         8.740
  312           6.050          6.150         6.210        6.180         8.730
  313           6.050          6.150         6.210        6.180         8.700
  314           6.050          6.140         6.200        6.170         8.700
  315           6.040          6.130         6.200        6.170         8.700
  316           6.030          6.130         6.190        6.170         8.700
  317           6.030          6.120         6.180        6.170         8.700
  318           6.020          6.120         6.180        6.170         8.700
  319           6.020          6.110         6.170        6.170         8.670
  320           6.010          6.110         6.170        6.170         8.670
  321           6.010          6.100         6.160        6.170         8.670
  322           6.000          6.100         6.160        6.180         8.670
  323           6.000          6.090         6.150        6.180         8.670
  324           5.990          6.080         6.140        6.170         8.670
  325           5.980          6.080         6.140        6.180         8.640
  326           5.980          6.070         6.130        6.180         8.640
  327           5.970          6.070         6.130        6.180         8.640
  328           5.970          6.060         6.120        6.180         8.640
  329           5.970          6.060         6.120        6.190         8.640
  330           5.960          6.050         6.110        6.190         8.630
  331           5.950          6.050         6.110        6.190         8.600
  332           5.950          6.040         6.100        6.190         8.600
  333           5.940          6.030         6.100        6.190         8.600
  334           5.940          6.030         6.090        6.190         8.600
  335           5.930          6.020         6.090        6.190         8.600
  336           5.930          6.010         6.080        6.190         8.600
  337           5.920          6.010         6.080        6.190         8.570
  338           5.910          6.000         6.070        6.190         8.570
  339           5.910          6.000         6.070        6.190         8.570
  340           5.900          5.990         6.060        6.190         8.570
  341           5.900          5.990         6.060        6.190         8.570
  342           5.890          5.980         6.050        6.190         8.570
  343           5.890          5.970         6.050        6.190         8.540
  344           5.880          5.970         6.040        6.190         8.540
  345           5.870          5.960         6.040        6.190         8.540
  346           5.870          5.960         6.030        6.190         8.540
  347           5.860          5.950         6.030        6.190         8.540
  348           5.860          5.940         6.020        6.190         8.530
  349           5.850          5.940         6.020        6.200         8.510
  350           5.840          5.930         6.020        6.200         8.510
  351           5.840          5.930         6.010        6.200         8.510
  352           5.840          5.920         6.010        6.200         8.510
  353           5.830          5.920         6.000        6.200         8.510
  354           5.820          5.910         6.000        6.200         8.500
  355           5.820          5.910         5.990        6.200         8.480
  356           5.810          5.900         5.990        6.200         8.480
  357           5.810          5.890         5.990        6.200         8.480
 -----------------------------------------------------------------------------



                       1.5 TIMES BASE CASE FORWARD CURVES

--------------------------------------------------------------------------------
              1 MO.       6 MO.      1 YR.      3 YR.                 EXCESS
   PERIOD     LIBOR       LIBOR       CMT        CMT        COFI     INTEREST
--------------------------------------------------------------------------------
     1         2.76       3.00       3.65       5.19        7.10      3.98
     2         2.76       3.11       3.83       5.36        7.14      3.34
     3         2.79       3.26       4.07       5.52        7.14      3.33
     4         2.93       3.42       4.29       5.70        7.11      2.88
     5         3.14       3.63       4.56       5.88        7.53      2.65
     6         3.30       3.87       4.82       6.05        7.56      2.27
     7         3.50       4.11       5.09       6.21        7.56      3.63
     8         3.84       4.37       5.37       6.39        8.22      3.37
     9         3.99       4.61       5.63       6.53        8.27      3.02
    10         4.11       4.88       5.88       6.69        8.31      3.16
    11         4.62       5.18       6.14       6.84        9.09      2.51
    12         4.82       5.40       6.36       6.98        9.15      2.26
    13         5.06       5.70       6.62       7.13        9.14      4.36
    14         5.42       5.97       6.81       7.25        9.89      3.42
    15         5.64       6.21       7.02       7.35        9.93      3.39
    16         5.84       6.45       7.20       7.46        9.92      3.11
    17         6.21       6.68       7.38       7.58       10.61      3.59
    18         6.41       6.90       7.53       7.67       10.67      3.16
    19         6.56       7.08       7.70       7.76       10.65      3.00
    20         6.86       7.23       7.83       7.85       11.18      2.93
    21         6.98       7.38       7.95       7.92       11.22      2.76
    22         7.05       7.52       8.09       8.00       11.21      3.14
    23         7.44       7.65       8.19       8.07       11.64      2.81
    24         7.43       7.74       8.31       8.13       11.67      2.80
    25         7.53       7.88       8.42       8.19       11.67      3.19
    26         7.68       8.00       8.51       8.24       11.97      2.53
    27         7.77       8.10       8.60       8.30       11.99      2.76
    28         7.85       8.21       8.69       8.36       11.99      2.55
    29         8.01       8.30       8.76       8.40       12.29      2.86
    30         8.10       8.45       8.84       8.45       12.30      2.49
    31         8.16       8.54       8.91       8.49       12.30      2.42
    32         8.30       8.60       8.99       8.54       12.54      2.53
    33         8.34       8.67       9.05       8.58       12.54      2.27
    34         8.37       8.75       9.12       8.61       12.54      2.63
    35         8.84       8.82       9.17       8.66       12.84      2.03
    36         8.54       8.82       9.23       8.69       12.84      2.27
    37         8.60       8.90       9.27       8.72       12.84      3.02
    38         8.70       8.97       9.33       8.76       12.95      2.08
    39         8.75       9.03       9.41       8.78       12.95      2.33
    40         8.79       9.09       9.45       8.81       12.95      2.05
    41         8.90       9.14       9.51       8.84       13.13      2.30
    42         8.94       9.26       9.57       8.87       13.13      1.96
    43         8.97       9.29       9.63       8.88       13.11      1.91
    44         9.05       9.33       9.68       8.91       13.23      2.09
    45         9.09       9.38       9.74       8.93       13.26      1.77
    46         9.11       9.41       9.78       8.96       13.26      2.07
    47         9.50       9.44       9.83       8.97       13.47      1.49
    48         9.18       9.39       9.87       8.99       13.50      1.73
    49         9.20       9.42       9.92       9.00       13.37      2.51
    50         9.23       9.45       9.93       9.02       13.47      1.63
    51         9.23       9.47       9.96       9.03       13.47      1.88
    52         9.24       9.48       9.98       9.05       13.47      1.58
    53         9.26       9.50       9.98       9.06       13.47      1.83
    54         9.27       9.57       9.99       9.08       13.47      1.52
    55         9.27       9.59       9.99       9.09       13.62      1.50
    56         9.29       9.60       9.99       9.09       13.62      1.74
    57         9.30       9.62       9.99       9.11       13.62      1.45
    58         9.30       9.63       9.99       9.12       13.62      1.72
    59         9.66       9.65       9.99       9.14       13.62      1.23
    60         9.39       9.60       9.98       9.14       13.62      1.39
    61         9.42       9.62       9.98       9.15       13.65      2.12
    62         9.44       9.63       9.99       9.17       13.65      1.33
    63         9.45       9.65       9.99       9.18       13.65      1.56
    64         9.48       9.66       9.99       9.18       13.65      1.29
    65         9.50       9.68       9.99       9.20       13.65      1.50
    66         9.51       9.72      10.01       9.21       13.67      1.27
    67         9.53       9.74      10.01       9.21       13.76      1.26
    68         9.54       9.75      10.01       9.23       13.76      1.44
    69         9.54       9.75      10.02       9.23       13.76      1.25
    70         9.56       9.77      10.02       9.24       13.76      1.41
    71         9.75       9.78      10.04       9.26       13.76      1.18
    72         9.60       9.77      10.04       9.26       13.76      1.26
    73         9.62       9.78      10.05       9.27       13.77
    74         9.63       9.80      10.07       9.27       13.77
    75         9.63       9.80      10.07       9.27       13.77
    76         9.65       9.81      10.08       9.29       13.77
    77         9.65       9.83      10.10       9.30       13.77
    78         9.65       9.86      10.10       9.30       13.79
    79         9.66       9.87      10.11       9.32       13.83
    80         9.66       9.89      10.13       9.32       13.83
    81         9.68       9.89      10.13       9.33       13.83
    82         9.66       9.90      10.14       9.35       13.83
    83         9.84       9.92      10.16       9.36       13.83
    84         9.68       9.89      10.19       9.36       13.83
    85         9.66       9.90      10.20       9.38       13.82
    86         9.66       9.92      10.20       9.41       13.82
    87         9.66       9.92      10.22       9.42       13.82
    88         9.66       9.93      10.23       9.44       13.82
    89         9.66       9.95      10.25       9.44       13.82
    90         9.68      10.01      10.25       9.45       13.83
    91         9.68      10.02      10.26       9.47       13.91
    92         9.68      10.02      10.28       9.48       13.91
    93         9.68      10.04      10.29       9.50       13.91
    94         9.68      10.05      10.31       9.51       13.91
    95        10.02      10.05      10.31       9.53       13.91
    96         9.71      10.01      10.32       9.53       13.91
    97         9.72      10.01      10.34       9.56       13.89
    98         9.72      10.02      10.35       9.57       13.89
    99         9.74      10.04      10.35       9.59       13.89
    100        9.74      10.05      10.37       9.60       13.89
    101        9.74      10.05      10.38       9.62       13.89
    102        9.75      10.13      10.38       9.63       13.89
    103        9.77      10.13      10.40       9.65       14.01
    104        9.77      10.14      10.41       9.66       14.01
    105        9.78      10.14      10.43       9.66       14.01
    106        9.78      10.16      10.43       9.68       14.01
    107       10.11      10.17      10.44       9.69       14.01
    108        9.83      10.11      10.46       9.71       14.01
    109        9.84      10.13      10.47       9.72       14.03
    110        9.86      10.14      10.47       9.74       14.03
    111        9.86      10.14      10.49       9.74       14.03
    112        9.87      10.16      10.50       9.75       14.03
    113        9.89      10.16      10.52       9.77       14.03
    114        9.90      10.23      10.53       9.78       14.03
    115        9.92      10.25      10.53       9.78       14.18
    116        9.93      10.25      10.55       9.80       14.18
    117        9.93      10.26      10.55       9.80       14.18
    118        9.95      10.26      10.56       9.81       14.18
    119       10.28      10.28      10.58       9.81       14.18
    120       10.01      10.23      10.55       9.83       14.18
    121       10.02      10.23      10.56       9.83       14.22
    122       10.05      10.25      10.56       9.83       14.22
    123       10.05      10.26      10.58       9.83       14.22
    124       10.07      10.26      10.58       9.84       14.22
    125       10.08      10.26      10.58       9.84       14.22
    126       10.10      10.28      10.59       9.84       14.22
    127       10.11      10.28      10.59       9.86       14.30
    128       10.11      10.29      10.61       9.86       14.30
    129       10.13      10.29      10.61       9.86       14.30
    130       10.14      10.29      10.61       9.86       14.30
    131       10.14      10.31      10.61       9.86       14.30
    132       10.16      10.31      10.61       9.86       14.30
    133       10.16      10.31      10.61       9.86       14.33
    134       10.17      10.32      10.62       9.87       14.33
    135       10.17      10.32      10.62       9.87       14.33
    136       10.19      10.32      10.62       9.87       14.33
    137       10.19      10.34      10.62       9.87       14.33
    138       10.19      10.34      10.62       9.87       14.33
    139       10.19      10.34      10.62       9.87       14.34
    140       10.19      10.34      10.61       9.86       14.34
    141       10.20      10.34      10.61       9.86       14.34
    142       10.20      10.34      10.61       9.86       14.34
    143       10.20      10.34      10.61       9.86       14.34
    144       10.20      10.34      10.61       9.84       14.34
    145       10.19      10.34      10.61       9.84       14.33
    146       10.19      10.35      10.61       9.84       14.33
    147       10.19      10.35      10.61       9.84       14.33
    148       10.19      10.35      10.59       9.84       14.33
    149       10.19      10.35      10.59       9.83       14.33
    150       10.19      10.35      10.59       9.83       14.33
    151       10.17      10.35      10.59       9.83       14.31
    152       10.17      10.34      10.58       9.81       14.31
    153       10.17      10.34      10.58       9.81       14.31
    154       10.17      10.34      10.58       9.81       14.31
    155       10.17      10.34      10.58       9.80       14.31
    156       10.17      10.34      10.56       9.80       14.31
    157       10.16      10.34      10.56       9.78       14.28
    158       10.16      10.34      10.56       9.78       14.28
    159       10.16      10.32      10.55       9.78       14.28
    160       10.14      10.32      10.55       9.77       14.28
    161       10.14      10.32      10.55       9.77       14.28
    162       10.14      10.32      10.53       9.77       14.27
    163       10.13      10.32      10.53       9.75       14.24
    164       10.13      10.31      10.53       9.75       14.24
    165       10.13      10.31      10.52       9.74       14.24
    166       10.11      10.29      10.52       9.74       14.24
    167       10.11      10.29      10.50       9.72       14.24
    168       10.11      10.29      10.50       9.72       14.24
    169       10.10      10.28      10.49       9.71       14.21
    170       10.10      10.28      10.49       9.69       14.19
    171       10.10      10.26      10.49       9.69       14.19
    172       10.08      10.26      10.47       9.68       14.19
    173       10.08      10.26      10.46       9.68       14.19
    174       10.07      10.25      10.46       9.68       14.19
    175       10.07      10.25      10.44       9.66       14.15
    176       10.05      10.23      10.44       9.66       14.15
    177       10.05      10.23      10.43       9.65       14.15
    178       10.04      10.22      10.43       9.65       14.15
    179       10.04      10.20      10.41       9.63       14.15
    180       10.02      10.20      10.41       9.63       14.13
    181       10.02      10.19      10.40       9.62       14.09
    182       10.02      10.19      10.40       9.63       14.09
    183       10.01      10.17      10.38       9.62       14.09
    184        9.99      10.17      10.38       9.62       14.09
    185        9.99      10.16      10.37       9.60       14.09
    186        9.98      10.16      10.37       9.60       14.09
    187        9.98      10.14      10.35       9.59       14.04
    188        9.96      10.13      10.34       9.59       14.04
    189        9.96      10.13      10.34       9.59       14.04
    190        9.95      10.11      10.32       9.57       14.03
    191        9.95      10.11      10.32       9.57       14.03
    192        9.95      10.10      10.31       9.56       14.03
    193        9.93      10.10      10.31       9.56       13.98
    194        9.93      10.08      10.29       9.56       13.98
    195        9.92      10.08      10.29       9.54       13.98
    196        9.92      10.07      10.28       9.54       13.98
    197        9.90      10.07      10.28       9.54       13.98
    198        9.90      10.05      10.26       9.53       13.98
    199        9.89      10.05      10.26       9.53       13.94
    200        9.87      10.04      10.25       9.53       13.94
    201        9.87      10.04      10.25       9.51       13.94
    202        9.87      10.02      10.23       9.51       13.94
    203        9.86      10.02      10.23       9.51       13.94
    204        9.86      10.01      10.22       9.50       13.94
    205        9.84      10.01      10.22       9.50       13.89
    206        9.84       9.99      10.20       9.50       13.89
    207        9.83       9.99      10.20       9.48       13.89
    208        9.83       9.98      10.19       9.48       13.89
    209        9.81       9.98      10.19       9.48       13.89
    210        9.81       9.96      10.17       9.47       13.89
    211        9.81       9.96      10.17       9.47       13.85
    212        9.80       9.95      10.16       9.47       13.85
    213        9.80       9.95      10.16       9.45       13.85
    214        9.78       9.93      10.14       9.45       13.85
    215        9.78       9.93      10.14       9.45       13.85
    216        9.78       9.93      10.13       9.44       13.85
    217        9.77       9.92      10.13       9.44       13.80
    218        9.75       9.92      10.11       9.44       13.80
    219        9.75       9.90      10.11       9.42       13.80
    220        9.75       9.90      10.10       9.42       13.80
    221        9.74       9.89      10.10       9.42       13.80
    222        9.74       9.89      10.08       9.41       13.80
    223        9.72       9.89      10.08       9.41       13.76
    224        9.72       9.87      10.07       9.41       13.76
    225        9.71       9.87      10.07       9.39       13.76
    226        9.71       9.86      10.05       9.39       13.76
    227        9.71       9.86      10.05       9.39       13.76
    228        9.69       9.84      10.04       9.39       13.76
    229        9.68       9.84      10.04       9.38       13.73
    230        9.68       9.83      10.02       9.39       13.73
    231        9.68       9.83      10.02       9.38       13.73
    232        9.66       9.83      10.02       9.38       13.73
    233        9.66       9.81      10.01       9.38       13.73
    234        9.66       9.81      10.01       9.38       13.73
    235        9.65       9.80       9.99       9.36       13.68
    236        9.65       9.80       9.99       9.36       13.68
    237        9.63       9.78       9.98       9.36       13.68
    238        9.63       9.78       9.98       9.35       13.68
    239        9.63       9.77       9.96       9.35       13.68
    240        9.62       9.77       9.96       9.35       13.68
    241        9.60       9.77       9.95       9.33       13.64
    242        9.60       9.75       9.95       9.33       13.64
    243        9.60       9.75       9.93       9.33       13.64
    244        9.59       9.74       9.93       9.33       13.64
    245        9.59       9.74       9.92       9.32       13.64
    246        9.57       9.74       9.92       9.32       13.64
    247        9.57       9.72       9.90       9.30       13.59
    248        9.57       9.71       9.90       9.30       13.59
    249        9.56       9.71       9.89       9.30       13.59
    250        9.56       9.71       9.87       9.29       13.59
    251        9.54       9.69       9.87       9.29       13.59
    252        9.54       9.69       9.86       9.29       13.59
    253        9.53       9.68       9.86       9.29       13.55
    254        9.53       9.68       9.84       9.27       13.55
    255        9.51       9.66       9.84       9.27       13.55
    256        9.51       9.66       9.83       9.27       13.55
    257        9.51       9.65       9.83       9.27       13.55
    258        9.50       9.65       9.81       9.27       13.55
    259        9.48       9.65       9.81       9.26       13.50
    260        9.48       9.63       9.80       9.26       13.50
    261        9.48       9.62       9.78       9.26       13.50
    262        9.47       9.62       9.78       9.26       13.50
    263        9.47       9.62       9.77       9.26       13.50
    264        9.45       9.60       9.77       9.24       13.50
    265        9.44       9.59       9.75       9.24       13.46
    266        9.44       9.59       9.75       9.24       13.46
    267        9.44       9.59       9.74       9.24       13.46
    268        9.42       9.57       9.72       9.23       13.46
    269        9.42       9.57       9.72       9.23       13.46
    270        9.41       9.56       9.71       9.23       13.46
    271        9.41       9.56       9.71       9.23       13.41
    272        9.39       9.54       9.69       9.23       13.41
    273        9.39       9.54       9.69       9.23       13.41
    274        9.38       9.53       9.68       9.23       13.41
    275        9.38       9.53       9.66       9.23       13.41
    276        9.36       9.51       9.66       9.23       13.41
    277        9.35       9.50       9.65       9.23       13.37
    278        9.35       9.50       9.65       9.24       13.37
    279        9.35       9.50       9.63       9.24       13.37
    280        9.33       9.48       9.62       9.24       13.37
    281        9.33       9.48       9.62       9.24       13.37
    282        9.32       9.47       9.60       9.24       13.37
    283        9.32       9.47       9.60       9.24       13.31
    284        9.30       9.45       9.59       9.24       13.31
    285        9.30       9.45       9.57       9.24       13.31
    286        9.29       9.44       9.57       9.24       13.31
    287        9.29       9.42       9.56       9.24       13.31
    288        9.27       9.42       9.54       9.24       13.31
    289        9.27       9.41       9.54       9.24       13.26
    290        9.26       9.41       9.53       9.24       13.26
    291        9.26       9.39       9.53       9.26       13.26
    292        9.24       9.39       9.51       9.26       13.26
    293        9.24       9.38       9.50       9.26       13.26
    294        9.23       9.38       9.50       9.26       13.26
    295        9.21       9.36       9.48       9.26       13.22
    296        9.21       9.36       9.47       9.26       13.22
    297        9.21       9.35       9.47       9.26       13.22
    298        9.20       9.35       9.45       9.26       13.22
    299        9.20       9.33       9.44       9.26       13.22
    300        9.18       9.33       9.44       9.26       13.22
    301        9.17       9.32       9.42       9.26       13.16
    302        9.17       9.32       9.41       9.26       13.16
    303        9.15       9.30       9.41       9.26       13.16
    304        9.15       9.30       9.39       9.26       13.16
    305        9.14       9.29       9.39       9.26       13.16
    306        9.14       9.29       9.38       9.26       13.16
    307        9.12       9.27       9.36       9.26       13.11
    308        9.12       9.26       9.36       9.26       13.11
    309        9.11       9.26       9.35       9.27       13.11
    310        9.11       9.24       9.35       9.26       13.10
    311        9.09       9.24       9.33       9.26       13.11
    312        9.08       9.23       9.32       9.27       13.10
    313        9.08       9.23       9.32       9.27       13.05
    314        9.08       9.21       9.30       9.26       13.05
    315        9.06       9.20       9.30       9.26       13.05
    316        9.05       9.20       9.29       9.26       13.05
    317        9.05       9.18       9.27       9.26       13.05
    318        9.03       9.18       9.27       9.26       13.05
    319        9.03       9.17       9.26       9.26       13.01
    320        9.02       9.17       9.26       9.26       13.01
    321        9.02       9.15       9.24       9.26       13.01
    322        9.00       9.15       9.24       9.27       13.01
    323        9.00       9.14       9.23       9.27       13.01
    324        8.99       9.12       9.21       9.26       13.01
    325        8.97       9.12       9.21       9.27       12.96
    326        8.97       9.11       9.20       9.27       12.96
    327        8.96       9.11       9.20       9.27       12.96
    328        8.96       9.09       9.18       9.27       12.96
    329        8.96       9.09       9.18       9.29       12.96
    330        8.94       9.08       9.17       9.29       12.95
    331        8.93       9.08       9.17       9.29       12.90
    332        8.93       9.06       9.15       9.29       12.90
    333        8.91       9.05       9.15       9.29       12.90
    334        8.91       9.05       9.14       9.29       12.90
    335        8.90       9.03       9.14       9.29       12.90
    336        8.90       9.02       9.12       9.29       12.90
    337        8.88       9.02       9.12       9.29       12.86
    338        8.87       9.00       9.11       9.29       12.86
    339        8.87       9.00       9.11       9.29       12.86
    340        8.85       8.99       9.09       9.29       12.86
    341        8.85       8.99       9.09       9.29       12.86
    342        8.84       8.97       9.08       9.29       12.86
    343        8.84       8.96       9.08       9.29       12.81
    344        8.82       8.96       9.06       9.29       12.81
    345        8.81       8.94       9.06       9.29       12.81
    346        8.81       8.94       9.05       9.29       12.81
    347        8.79       8.93       9.05       9.29       12.81
    348        8.79       8.91       9.03       9.29       12.80
    349        8.78       8.91       9.03       9.30       12.77
    350        8.76       8.90       9.03       9.30       12.77
    351        8.76       8.90       9.02       9.30       12.77
    352        8.76       8.88       9.02       9.30       12.77
    353        8.75       8.88       9.00       9.30       12.77
    354        8.73       8.87       9.00       9.30       12.75
    355        8.73       8.87       8.99       9.30       12.72
    356        8.72       8.85       8.99       9.30       12.72
    357        8.72       8.84       8.99       9.30       12.72
--------------------------------------------------------------------------------

EXCESS SPREAD

          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------


-------------------------------------------------------------------------------
                                                               AGG. EXCESS
                              AGGREGATE EXCESS               SPREAD BASED ON
  PERIOD                         SPREAD (%)                 FORWARD CURVES (%)
-------------------------------------------------------------------------------
     1                            4.77                            4.77
     2                            4.28                            4.28
     3                            4.27                            4.24
     4                            3.98                            3.86
     5                            3.89                            3.64
     6                            3.70                            3.33
     7                            5.30                            4.80
     8                            5.33                            4.62
     9                            5.18                            4.35
    10                            5.18                            4.29
    11                            5.03                            3.77
    12                            4.96                            3.57
    13                            7.04                            5.64
    14                            6.78                            4.98
    15                            6.85                            4.97
    16                            6.75                            4.75
    17                            6.83                            4.80
    18                            6.73                            4.49
    19                            6.71                            4.38
    20                            6.79                            4.34
    21                            6.69                            4.18
    22                            6.76                            4.43
    23                            6.66                            4.13
    24                            6.64                            4.13
    25                            6.81                            4.43
    26                            6.61                            3.93
    27                            6.69                            4.08
    28                            6.58                            3.90
    29                            6.65                            4.12
    30                            6.54                            3.83
    31                            6.52                            3.77
    32                            6.60                            3.87
    33                            6.49                            3.63
    34                            6.56                            3.89
    35                            6.45                            3.43
    36                            6.43                            3.60
    37                            6.70                            4.21
    38                            6.41                            3.41
    39                            6.58                            3.69
    40                            6.52                            3.49
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
                                                             AGG. EXCESS
                           AGGREGATE EXCESS               SPREAD BASED ON
  PERIOD                       SPREAD (%)                 FORWARD CURVES (%)
-------------------------------------------------------------------------------
    41                          6.64                           3.73
    42                          6.56                           3.48
    43                          6.58                           3.47
    44                          6.69                           3.65
    45                          6.61                           3.41
    46                          6.71                           3.68
    47                          6.62                           3.23
    48                          6.63                           3.44
    49                          6.91                           4.11
    50                          6.65                           3.41
    51                          6.75                           3.64
    52                          6.66                           3.40
    53                          6.76                           3.64
    54                          6.67                           3.39
    55                          6.67                           3.38
    56                          6.76                           3.61
    57                          6.67                           3.37
    58                          6.76                           3.61
    59                          6.68                           3.17
    60                          6.69                           3.34
    61                          6.95                           4.01
    62                          6.69                           3.30
    63                          6.79                           3.52
    64                          6.70                           3.28
    65                          6.80                           3.50
    66                          6.72                           3.26
    67                          6.72                           3.25
    68                          6.81                           3.47
    69                          6.73                           3.25
    70                          6.82                           3.47
    71                          6.74                           3.13
    72                          6.75                           3.23
    73                          6.92                           3.67
    74                          6.76                           3.21
    75                          6.85                           3.43
    76                          6.77                           3.21
    77                          6.86                           3.43
    78                          6.79                           3.22
    79                          6.79                           3.21
    80                          6.88                           3.43
-------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                            ---------------------------------------------------
TRANSACTION                 ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
--------------              ---------------------------------------------------


    ISSUER            C-BASS
    SERIES            2002-CB1

    EXPECTED SETTLE   2/27/02
    FIRST PAY DATE    3/25/02

    COLLATERAL        HOME EQUITY LOANS
                      MAX COLLAT BAL.   241,445,097.91

                      MORTGAGE POOL CONSISTS OF APPROXIMATELY $80.2 MM OF FIXED RATE MORTGAGES
                      MORTGAGE POOL CONSISTS OF APPROXIMATELY $161.2 MM OF ADJUSTABLE RATE MORTGAGES


    SERVICER          LITTON LOAN SERVICING LP

    RATING AGENCIES   MOODY'S / S&P / FITCH


TERMS
--------------

CLASS                                         M-1                 M-2                  B-1

EXPECTED RATING                            AA2/AA/AA             A2/A/A         [BAA1] /BBB/BBB

AMOUNT            CLASS BALANCE:          16,297,000           13,280,000           7,243,000
                  AMOUNT OFFERED:         16,297,000           13,280,000           7,243,000

COUPONS[1]                                 1ML + [ ]           1ML + [ ]            1ML + [ ]

OFFERED AT        SPREAD:                     [ ]                 [ ]                  [ ]
                  BENCHMARK:             1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR
                  PRICING SPEED:[2]          100% PPA             100% PPA            100% PPA
                  PRICED:                   TO CALL             TO CALL              TO CALL
                  PRICE (APPROX.):          100.00               100.00              100.00
                  DELAY DAYS:                  0                   0                    0
                  ACCRUAL METHOD:          ACT / 360           ACT / 360            ACT / 360

[1]   MARGINS WILL BE DETERMINED AT PRICING

[2]   100% PPA IS COLLECTIVELY DEFINED AS FOLLOWS:

                GROUP 1A (FHA / VA) :    12% CPR
                    GROUP 1B (FRMS) :    21% CPR
                     GROUP 2 (ARMS) :   100% PPC

                           100% PPC:
                           --------
                        MOS. 1 - 10      3.5 CPR IN MONTH 1 INCREASING TO 35 CPR
                                         OVER 10 MONTHS
                        MOS. 11 - 22     35 CPR
                        MOS. 23 - 25     50 CPR
                        MOS. 26 - 34     35 CPR
                        MOS. 35 - 37     50 CPR
                    MO. 38 AND AFTER     35 CPR



STRUCTURE
-------------

      CREDIT SUPPORT

          1- CURRENT EXCESS INTEREST IS AVAILABLE TO COVER CURRENT REALIZED LOSSES (SEE FOLLOWING SHEET FOR EXCESS SPREAD)

          2-  OVERCOLLATERALIZATION

          3-  SUBORDINATION

          4- CURRENT EXCESS INTEREST IS AVAILABLE TO PAY UNPAID REALIZED LOSS AMOUNTS

          ----------------------------------------------------------------------
            FIXED           RATING             INITIAL TARGET            AFTER
                                               CREDIT SUPPORT          STEPDOWN
                                        ----------------------------------------

                                            SIZE%         SUPPORT%      SUPPORT%
          ----------------------------------------------------------------------
             AAA          AAA/AAA/AAA      80.00%         20.00%         40.00%
          ----------------------------------------------------------------------
             M-1           AA2/AA/AA        6.75%          13.25%        26.50%
          ----------------------------------------------------------------------
             M-2            A2/A/A          5.50%           7.75%        15.50%
          ----------------------------------------------------------------------
             B-1         BAA2/BBB/BBB       3.00%           4.75%         9.50%
          ----------------------------------------------------------------------
             B-2          NOT OFFERED       3.50%           1.25%         2.50%
          ----------------------------------------------------------------------
          INITIAL OC          UR            1.25%           0.00%         0.00%
          ----------------------------------------------------------------------

          1- IF THE PAYMENT DATE IS ON OR AFTER THE STEPDOWN DATE (MARCH 2005) AND THERE IS NO TRIGGER EVENT, OR THE AAA BALANCE HAS BEEN REDUCED TO ZERO, PRINCIPAL MAY BE DISTRIBUTED TO THE SUBORDINATE CLASSES

      TRIGGER EVENT EXISTS IF:

          1- A TRIGGER EVENT, WITH RESPECT TO EACH GROUP, EXISTS IF THE 6 MONTH ROLLING 60+ DAY DELINQUENCY PERCENTAGE EQUALS OR EXCEEDS [45]% OF THE SENIOR ENHANCEMENT PERCENTAGE, OR

          2- IF THE SENIOR CERTIFICATE PRINCIPAL BALANCE HAS BEEN REDUCED TO ZERO AND THE 6 MONTH ROLLING 60+ DAY DELINQUENCY PERCENTAGE EQUALS OR EXCEEDS [15]%, OR

          3- IF CUMULATIVE LOSSES AS A PERCENTAGE OF THE INITIAL POOL BALANCE EQUAL OR EXCEED THE PERCENTAGES DESCRIBED BELOW

            ---------------------------------
             MONTHS 37 TO 48     [3.00%]
             MONTHS 49 TO 60     [3.75%]
             MONTHS 61 TO 72     [4.25%]
              AFTER MONTH 72     [4.75%]
            ---------------------------------


                                                  BANC OF AMERICA SECURITIES LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EXCESS SPREAD

          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------


---------------------------------------------------------------------------
                                                        AGG. EXCESS
                          AGGREGATE EXCESS             SPREAD BASED ON
  PERIOD                     SPREAD (%)               FORWARD CURVES (%)
---------------------------------------------------------------------------
  1                            4.77                         4.77
  2                            4.28                         4.28
  3                            4.27                         4.24
  4                            3.98                         3.86
  5                            3.89                         3.64
  6                            3.70                         3.33
  7                            5.30                         4.80
  8                            5.33                         4.62
  9                            5.18                         4.35
 10                            5.18                         4.29
 11                            5.03                         3.77
 12                            4.96                         3.57
 13                            7.04                         5.64
 14                            6.78                         4.98
 15                            6.85                         4.97
 16                            6.75                         4.75
 17                            6.83                         4.80
 18                            6.73                         4.49
 19                            6.71                         4.38
 20                            6.79                         4.34
 21                            6.69                         4.18
 22                            6.76                         4.43
 23                            6.66                         4.13
 24                            6.64                         4.13
 25                            6.81                         4.43
 26                            6.61                         3.93
 27                            6.69                         4.08
 28                            6.58                         3.90
 29                            6.65                         4.12
 30                            6.54                         3.83
 31                            6.52                         3.77
 32                            6.60                         3.87
 33                            6.49                         3.63
 34                            6.56                         3.89
 35                            6.45                         3.43
 36                            6.43                         3.60
 37                            6.70                         4.21
 38                            6.41                         3.41
 39                            6.58                         3.69
 40                            6.52                         3.49
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                        AGG. EXCESS
                           AGGREGATE EXCESS            SPREAD BASED ON
  PERIOD                       SPREAD (%)             FORWARD CURVES (%)
-------------------------------------------------------------------------
    41                            6.64                      3.73
    42                            6.56                      3.48
    43                            6.58                      3.47
    44                            6.69                      3.65
    45                            6.61                      3.41
    46                            6.71                      3.68
    47                            6.62                      3.23
    48                            6.63                      3.44
    49                            6.91                      4.11
    50                            6.65                      3.41
    51                            6.75                      3.64
    52                            6.66                      3.40
    53                            6.76                      3.64
    54                            6.67                      3.39
    55                            6.67                      3.38
    56                            6.76                      3.61
    57                            6.67                      3.37
    58                            6.76                      3.61
    59                            6.68                      3.17
    60                            6.69                      3.34
    61                            6.95                      4.01
    62                            6.69                      3.30
    63                            6.79                      3.52
    64                            6.70                      3.28
    65                            6.80                      3.50
    66                            6.72                      3.26
    67                            6.72                      3.25
    68                            6.81                      3.47
    69                            6.73                      3.25
    70                            6.82                      3.47
    71                            6.74                      3.13
    72                            6.75                      3.23
    73                            6.92                      3.67
    74                            6.76                      3.21
    75                            6.85                      3.43
    76                            6.77                      3.21
    77                            6.86                      3.43
    78                            6.79                      3.22
    79                            6.79                      3.21
    80                            6.88                      3.43
 ------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

C-BASS HOME EQUITY LOAN TRUST 2002-A


          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------



SENSITIVITY ANALYSIS - CLASS M-1
--------------------------------

            -------------------------------------------------------------------
SCENARIOS                      50        75         100        125       150

            -------------------------------------------------------------------
            Fix - 1A (CPR)    6.00%     9.00%     12.00%     15.00%     18.00%
            -------------------------------------------------------------------
            Fix - 1B (CPR)   10.50%    15.75%     21.00%     26.25%     31.50%
            -------------------------------------------------------------------
              ARM (PPC)      50.00%    75.00%    100.00%    125.00%    150.00%
            -------------------------------------------------------------------

                                                -------------------------------
                                                   INDEX       FORWARD CURVE
                                                -------------------------------

 EXTENSION RISK
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         BASE CASE
            --------------------------------------------------------------------
              PRICE => DM      50         75        100        125       150
            --------------------------------------------------------------------
               100.00000      0.850     0.850      0.850      0.850     0.850
           ---------------------------------------------------------------------
  TO CALL          WAL        8.56       5.84       4.82      4.95       4.01
            --------------------------------------------------------------------
                 MOD DUR      6.50       4.86       4.18      4.29       3.58
            --------------------------------------------------------------------
              FIRSTPRINPAY    02/06     05/05      10/05      06/06     10/04
            --------------------------------------------------------------------
                MATURITY      12/14     03/11      10/08      04/07     03/06
            --------------------------------------------------------------------
               PRIN WINDOW     107        71         37        11         18
            --------------------------------------------------------------------
             WAL EXTENSION     0.0       0.0        0.0        0.0       0.0
            --------------------------------------------------------------------


            --------------------------------------------------------------------
              PRICE => DM      50         75        100        125       150
            --------------------------------------------------------------------
               100.00000      0.870     0.870      0.880      0.890     0.980
            --------------------------------------------------------------------
TO MATURITY        WAL        9.39       6.51       5.39      5.63       6.28
            --------------------------------------------------------------------
                 MOD DUR      6.83       5.21       4.54      4.76       5.17
            --------------------------------------------------------------------
              FIRSTPRINPAY    02/06     05/05      10/05      06/06     10/04
            --------------------------------------------------------------------
                MATURITY      07/24     03/19      04/15      02/13     09/13
            --------------------------------------------------------------------
               PRIN WINDOW     222       167        115        81        108
            --------------------------------------------------------------------
             WAL EXTENSION     0.8       0.7        0.6        0.7       2.3
            --------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  TRIGGER EVENT OCCURS

              -----------------------------------------------------------------
              PRICE => DM      50        75         100        125       150
              -----------------------------------------------------------------
               100.00000     0.850      0.850      0.850      0.850     0.850
              -----------------------------------------------------------------
  TO CALL          WAL       10.49      7.02       5.10       3.89       3.04
              -----------------------------------------------------------------
                 MOD DUR      7.67      5.70       4.40       3.48       2.80
              -----------------------------------------------------------------
                FIRSTPRINPAY 07/11      05/08      08/06      07/05     10/04
              -----------------------------------------------------------------
                 MATURITY    11/13      01/10      11/07      07/06     08/05
              -----------------------------------------------------------------
                PRIN WINDOW    29        21         16         13         11
              -----------------------------------------------------------------
              WAL EXTENSION   1.9        1.2        0.3       -1.1       -1.0
              -----------------------------------------------------------------


              -----------------------------------------------------------------
              PRICE => DM      50        75         100        125       150
              -----------------------------------------------------------------
               100.00000     0.850      0.850      0.850      0.850     0.850
              -----------------------------------------------------------------
TO MATURITY        WAL       10.49      7.02       5.10       3.89       3.04
              -----------------------------------------------------------------
                 MOD DUR      7.67      5.70       4.40       3.48       2.80
              -----------------------------------------------------------------
                FIRSTPRINPAY 07/11      05/08      08/06      07/05     10/04
              -----------------------------------------------------------------
                 MATURITY    11/13      01/10      11/07      07/06     08/05
              -----------------------------------------------------------------
                PRIN WINDOW    29        21         16         13         11
              -----------------------------------------------------------------
              WAL EXTENSION   1.9        1.2        0.3       -1.1       -1.0
              -----------------------------------------------------------------


DEFAULT RISK
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                    BOND DM IMPAIRED
            -------------------------------------------------------------------
              PRICE => DM      50         75        100        125       150
            -------------------------------------------------------------------
                  CDR         20.00     22.75      25.75      29.00     32.75
            -------------------------------------------------------------------
               100.00000      0.74       0.73       0.76      0.84       0.81
            -------------------------------------------------------------------
TO MATURITY        WAL        9.62       7.43       5.95      4.87       4.08
            -------------------------------------------------------------------
                 MOD DUR      7.07       5.85       4.92      4.18       3.59
            -------------------------------------------------------------------
              FIRSTPRINPAY    02/09     06/07      05/06      08/05     01/05
            -------------------------------------------------------------------
                MATURITY      11/31     10/31      07/30      09/29     06/28
            -------------------------------------------------------------------
               PRIN WINDOW     274       293        282        289       257
            -------------------------------------------------------------------
              COLLLOSSPERCENT 22.4       19.7       18.0      16.7       15.9
            -------------------------------------------------------------------


-------------------------------------------------------------------------------
                                BOND DM ZERO
             ------------------------------------------------------------------
             PRICE => DM       50        75         100        125       150
             ------------------------------------------------------------------
                 CDR         20.90      23.60      26.60      29.90     33.55
             ------------------------------------------------------------------
              100.00000      -0.02      -0.01      -0.02      -0.02      0.00
             ------------------------------------------------------------------
TO MATURITY       WAL         9.60      7.48       6.02       4.96       4.15
             ------------------------------------------------------------------
                MOD DUR       7.07      5.87       4.94       4.21       3.61
             ------------------------------------------------------------------
               FIRSTPRINPAY  03/09      07/07      06/06      08/05     01/05
             ------------------------------------------------------------------
                MATURITY     11/31      09/31      05/30      09/29     04/28
             ------------------------------------------------------------------
               PRIN WINDOW    273        291        281        285       254
             ------------------------------------------------------------------
             COLLLOSSPERCENT 22.9       20.1       18.3       17.1       16.2
             ------------------------------------------------------------------



               LOSS SEVERITY IS 40%.

               RECOVERY DELAY IS 12 MONTHS.

               YIELD BREAKS AND BREAK-EVEN YIELD ASSUME THAT A TRIGGER EVENT OCCURS.

               DEFAULTS ARE IN ADDITION TO PREPAYMENTS




                                                  BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

C-BASS HOME EQUITY LOAN TRUST 2002-A


          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------



SENSITIVITY ANALYSIS - CLASS M-2
--------------------------------

            -------------------------------------------------------------------
SCENARIOS                      50        75         100        125       150

            -------------------------------------------------------------------
            Fix - 1A (CPR)    6.00%     9.00%     12.00%     15.00%     18.00%
            -------------------------------------------------------------------
            Fix - 1B (CPR)   10.50%    15.75%     21.00%     26.25%     31.50%
            -------------------------------------------------------------------
              ARM (PPC)      50.00%    75.00%    100.00%    125.00%    150.00%
            -------------------------------------------------------------------

                                                -------------------------------
                                                   INDEX       FORWARD CURVE
                                                -------------------------------

 EXTENSION RISK
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BASE CASE

            -------------------------------------------------------------------
              PRICE => DM      50         75        100        125       150
            -------------------------------------------------------------------
               100.00000      1.350     1.350      1.350      1.350     1.350
            -------------------------------------------------------------------
    TO CALL        WAL        8.56       5.82       4.60      4.23       3.83
            -------------------------------------------------------------------
                 MOD DUR      6.36       4.76       3.95      3.70       3.40
            -------------------------------------------------------------------
              FIRSTPRINPAY    02/06     04/05      06/05      09/05     06/05
            -------------------------------------------------------------------
                MATURITY      12/14     03/11      10/08      04/07     03/06
            -------------------------------------------------------------------
               PRIN WINDOW     107        72         41        20         10
            -------------------------------------------------------------------
             WAL EXTENSION     0.0       0.0        0.0        0.0       0.0
            -------------------------------------------------------------------

            -------------------------------------------------------------------
              PRICE => DM      50         75        100        125       150
            -------------------------------------------------------------------
               100.00000      1.370     1.390      1.390      1.390     1.400
            -------------------------------------------------------------------
TO MATURITY        WAL        9.32       6.41       5.10      4.63       4.20
            -------------------------------------------------------------------
                 MOD DUR      6.64       5.07       4.27      3.98       3.67
            -------------------------------------------------------------------
              FIRSTPRINPAY    02/06     04/05      06/05      09/05     06/05
            -------------------------------------------------------------------
                MATURITY      01/23     07/17      06/14      12/11     02/10
            -------------------------------------------------------------------
               PRIN WINDOW     204       148        109        76         57
            -------------------------------------------------------------------
             WAL EXTENSION     0.8       0.6        0.5        0.4       0.4
            -------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     TRIGGER EVENT OCCURS

            -------------------------------------------------------------------
            PRICE => DM      50        75         100        125       150
            -------------------------------------------------------------------
             100.00000     1.350      1.350      1.350      1.350     1.350
            -------------------------------------------------------------------
    TO CALL      WAL       12.59      8.73       6.40       4.93       3.89
            -------------------------------------------------------------------
               MOD DUR      8.40      6.59       5.21       4.22       3.44
            -------------------------------------------------------------------
              FIRSTPRINPAY 11/13      01/10      11/07      07/06     08/05
            -------------------------------------------------------------------
               MATURITY    12/14      03/11      10/08      04/07     03/06
            -------------------------------------------------------------------
              PRIN WINDOW    14        15         12         10         8
            -------------------------------------------------------------------
            WAL EXTENSION   4.0        2.9        1.8        0.7       0.1
            -------------------------------------------------------------------

            -------------------------------------------------------------------
            PRICE => DM      50        75         100        125       150
            -------------------------------------------------------------------
             100.00000     1.360      1.360      1.360      1.360     1.360
            -------------------------------------------------------------------
TO MATURITY      WAL       12.81      8.94       6.57       5.05       3.99
            -------------------------------------------------------------------
               MOD DUR      8.49      6.70       5.32       4.30       3.52
            -------------------------------------------------------------------
              FIRSTPRINPAY 11/13      01/10      11/07      07/06     08/05
            -------------------------------------------------------------------
               MATURITY    03/16      04/12      08/09      12/07     09/06
            -------------------------------------------------------------------
              PRIN WINDOW    29        28         22         18         14
            -------------------------------------------------------------------
            WAL EXTENSION   4.3        3.1        2.0        0.8       0.2
            -------------------------------------------------------------------


DEFAULT RISK
-------------------------------------------------------------------------------
                                        BOND DM IMPAIRED
             ------------------------------------------------------------------
              PRICE => DM      50         75        100        125       150
            -------------------------------------------------------------------
                  CDR         13.75     14.75      15.90      17.50     19.25
            -------------------------------------------------------------------
               100.00000      1.15       1.20       1.30      1.17       1.15
            -------------------------------------------------------------------
TO MATURITY        WAL        12.39      9.70       7.80      6.45       5.40
            -------------------------------------------------------------------
                 MOD DUR      8.15       6.94       5.94      5.13       4.45
            -------------------------------------------------------------------
              FIRSTPRINPAY    06/11     03/09      10/07      09/06     12/05
            -------------------------------------------------------------------
                MATURITY      11/31     10/31      08/31      10/29     10/29
            -------------------------------------------------------------------
               PRIN WINDOW     246       272        285        278       287
            -------------------------------------------------------------------
              COLLLOSSPERCENT 18.3       15.1       13.0      11.7       10.7
            -------------------------------------------------------------------


------------------------------------------------------------------
                      BOND DM ZERO
 -----------------------------------------------------------------

PRICE => DM      50        75         100        125       150
-----------------------------------------------------------------
    CDR        14.75      15.75      17.00      18.50     20.15
-----------------------------------------------------------------
 100.00000     -0.07      0.00       -0.01     -0.06       0.02
-----------------------------------------------------------------
     WAL       11.97      9.56       7.79       6.46       5.44
-----------------------------------------------------------------
   MOD DUR      8.15      6.98       6.00       5.19       4.50
-----------------------------------------------------------------
 FIRSTPRINPAY  11/09      11/08      11/07      10/06     12/05
-----------------------------------------------------------------
   MATURITY    11/31      10/31      07/31      10/29     10/29
-----------------------------------------------------------------
  PRIN WINDOW   265        276        284        277       287
-----------------------------------------------------------------
COLLLOSSPERCENT 19.1       15.8       13.6      12.2       11.0
-----------------------------------------------------------------

-------------------------------------------------------------------------------



               LOSS SEVERITY IS 40%.

               RECOVERY DELAY IS 12 MONTHS.

               YIELD BREAKS AND BREAK-EVEN YIELD ASSUME THAT A TRIGGER EVENT OCCURS.

               DEFAULTS ARE IN ADDITION TO PREPAYMENTS




                                                  BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

C-BASS HOME EQUITY LOAN TRUST 2002-A


          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------



SENSITIVITY ANALYSIS - CLASS B-1
--------------------------------

            -------------------------------------------------------------------
SCENARIOS                      50        75         100        125       150

            -------------------------------------------------------------------
            Fix - 1A (CPR)    6.00%     9.00%     12.00%     15.00%     18.00%
            -------------------------------------------------------------------
            Fix - 1B (CPR)   10.50%    15.75%     21.00%     26.25%     31.50%
            -------------------------------------------------------------------
              ARM (PPC)      50.00%    75.00%    100.00%    125.00%    150.00%
            -------------------------------------------------------------------

                                                -------------------------------
                                                   INDEX       FORWARD CURVE
                                                -------------------------------

 EXTENSION RISK
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                        BASE CASE
            -------------------------------------------------------------------
             PRICE => DM      50         75        100        125        150
            -------------------------------------------------------------------
              100.00000      2.000     2.000      2.000      2.000      2.000
            -------------------------------------------------------------------
    TO CALL       WAL        8.56       5.81       4.51       3.94      3.41
            -------------------------------------------------------------------
                MOD DUR      6.17       4.65       3.81       3.42      3.03
            -------------------------------------------------------------------
              FIRSTPRINPAY   02/06     03/05      05/05      06/05      03/05
            -------------------------------------------------------------------
                MATURITY     12/14     03/11      10/08      04/07      03/06
            -------------------------------------------------------------------
              PRIN WINDOW     107        73         42         23        13
            -------------------------------------------------------------------
            WAL EXTENSION     0.0       0.0        0.0        0.0        0.0
            -------------------------------------------------------------------


            -------------------------------------------------------------------
             PRICE => DM      50         75        100        125        150
            -------------------------------------------------------------------
              100.00000      2.030     2.040      2.050      2.050      2.060
            -------------------------------------------------------------------
TO MATURITY       WAL        9.16       6.30       4.90       4.25      3.67
            -------------------------------------------------------------------
                MOD DUR      6.40       4.89       4.05       3.63      3.22
            -------------------------------------------------------------------
              FIRSTPRINPAY   02/06     03/05      05/05      06/05      03/05
            -------------------------------------------------------------------
                MATURITY     09/20     05/15      08/12      05/10      10/08
            -------------------------------------------------------------------
              PRIN WINDOW     176       123         88         60        44
            -------------------------------------------------------------------
            WAL EXTENSION     0.6       0.5        0.4        0.3        0.3
            -------------------------------------------------------------------


-------------------------------------------------------------------------------
                                  TRIGGER EVENT OCCURS
            -------------------------------------------------------------------
             PRICE => DM     50        75         100        125       150
            -------------------------------------------------------------------
              100.00000     2.000     2.000      2.000      2.000     2.000
            -------------------------------------------------------------------
    TO CALL       WAL       12.83     9.08       6.66       5.16       4.08
            -------------------------------------------------------------------
                MOD DUR     8.19      6.59       5.26       4.30       3.53
            -------------------------------------------------------------------
              FIRSTPRINPAY  12/14     03/11      10/08      04/07     03/06
            -------------------------------------------------------------------
               MATURITY     12/14     03/11      10/08      04/07     03/06
            -------------------------------------------------------------------
              PRIN WINDOW     1         1          1          1         1
            -------------------------------------------------------------------
            WAL EXTENSION    4.3       3.3        2.2        1.2       0.7
            -------------------------------------------------------------------


            -------------------------------------------------------------------
             PRICE => DM     50        75         100        125       150
            -------------------------------------------------------------------
              100.00000     2.080     2.120      2.140      2.160     2.170
            -------------------------------------------------------------------
TO MATURITY       WAL       15.27     11.11      8.26       6.41       5.12
            -------------------------------------------------------------------
                MOD DUR     9.01      7.51       6.16       5.10       4.27
            -------------------------------------------------------------------
              FIRSTPRINPAY  03/16     04/12      08/09      12/07     09/06
            -------------------------------------------------------------------
               MATURITY     10/18     05/14      04/11      04/09     11/07
            -------------------------------------------------------------------
              PRIN WINDOW    32        26         21         17         15
            -------------------------------------------------------------------
            WAL EXTENSION    6.7       5.3        3.8        2.5       1.7
            -------------------------------------------------------------------



DEFAULT RISK

-------------------------------------------------------------------------------
                                     BOND DM IMPAIRED
            -------------------------------------------------------------------
              PRICE => DM      50         75        100        125       150
            -------------------------------------------------------------------
                  CDR         10.70     11.00      11.35      12.00     12.70
            -------------------------------------------------------------------
               100.00000      1.80       1.80       1.94      1.82       1.90
            -------------------------------------------------------------------
TO MATURITY        WAL        15.51     12.46      10.20      8.51       7.18
            -------------------------------------------------------------------
                 MOD DUR      8.89       7.87       6.94      6.14       5.42
            -------------------------------------------------------------------
              FIRSTPRINPAY    06/14     11/11      11/09      06/08     05/07
            -------------------------------------------------------------------
                MATURITY      11/31     11/31      10/31      11/30     10/29
            -------------------------------------------------------------------
               PRIN WINDOW     210       241        264        257       270
            -------------------------------------------------------------------
              COLLLOSSPERCENT 15.7       12.3       10.1       8.7       7.6
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

                                      BOND DM ZERO
            -------------------------------------------------------------------
            PRICE => DM      50        75         100        125       150
            -------------------------------------------------------------------
                CDR        11.55      11.85      12.30      12.90     13.60
            -------------------------------------------------------------------
             100.00000      0.02      0.00       -0.02      -0.07      0.06
            -------------------------------------------------------------------
TO MATURITY      WAL       14.31      11.81      9.87       8.33       7.12
            -------------------------------------------------------------------
               MOD DUR      8.82      7.92       7.05       6.26       5.54
            -------------------------------------------------------------------
              FIRSTPRINPAY 08/10      03/09      03/08      06/07     12/06
            -------------------------------------------------------------------
               MATURITY    11/31      11/31      10/31      09/30     10/29
            -------------------------------------------------------------------
              PRIN WINDOW   256        273        284        269       275
            -------------------------------------------------------------------
            COLLLOSSPERCENT 16.5      13.0       10.7        9.2       8.0
            -------------------------------------------------------------------

--------------------------------------------------------------------------------



               LOSS SEVERITY IS 40%.

               RECOVERY DELAY IS 12 MONTHS.

               YIELD BREAKS AND BREAK-EVEN YIELD ASSUME THAT A TRIGGER EVENT OCCURS.

               DEFAULTS ARE IN ADDITION TO PREPAYMENTS




                                                  BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ASSUMED FORWARD CURVES

          ------------------------------------------------------------
              ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE
          ------------------------------------------------------------


--------------------------------------------------------------------------------
PERIOD      1 MO. LIBOR     6 MO. LIBOR    1 YR. CMT    3 YR. CMT        COFI
--------------------------------------------------------------------------------

   1           1.840          2.000            2.430      3.460          4.730
   2           1.840          2.070            2.550      3.570          4.760
   3           1.860          2.170            2.710      3.680          4.760
   4           1.950          2.280            2.860      3.800          4.740
   5           2.090          2.420            3.040      3.920          5.020
   6           2.200          2.580            3.210      4.030          5.040
   7           2.330          2.740            3.390      4.140          5.040
   8           2.560          2.910            3.580      4.260          5.480
   9           2.660          3.070            3.750      4.350          5.510
  10           2.740          3.250            3.920      4.460          5.540
  11           3.080          3.450            4.090      4.560          6.060
  12           3.210          3.600            4.240      4.650          6.100
  13           3.370          3.800            4.410      4.750          6.090
  14           3.610          3.980            4.540      4.830          6.590
  15           3.760          4.140            4.680      4.900          6.620
  16           3.890          4.300            4.800      4.970          6.610
  17           4.140          4.450            4.920      5.050          7.070
  18           4.270          4.600            5.020      5.110          7.110
  19           4.370          4.720            5.130      5.170          7.100
  20           4.570          4.820            5.220      5.230          7.450
  21           4.650          4.920            5.300      5.280          7.480
  22           4.700          5.010            5.390      5.330          7.470
  23           4.960          5.100            5.460      5.380          7.760
  24           4.950          5.160            5.540      5.420          7.780
  25           5.020          5.250            5.610      5.460          7.780
  26           5.120          5.330            5.670      5.490          7.980
  27           5.180          5.400            5.730      5.530          7.990
  28           5.230          5.470            5.790      5.570          7.990
  29           5.340          5.530            5.840      5.600          8.190
  30           5.400          5.630            5.890      5.630          8.200
  31           5.440          5.690            5.940      5.660          8.200
  32           5.530          5.730            5.990      5.690          8.360
  33           5.560          5.780            6.030      5.720          8.360
  34           5.580          5.830            6.080      5.740          8.360
  35           5.890          5.880            6.110      5.770          8.560
  36           5.690          5.880            6.150      5.790          8.560
  37           5.730          5.930            6.180      5.810          8.560
  38           5.800          5.980            6.220      5.840          8.630
  39           5.830          6.020            6.270      5.850          8.630
  40           5.860          6.060            6.300      5.870          8.630
  41           5.930          6.090            6.340      5.890          8.750
  42           5.960          6.170            6.380      5.910          8.750
  43           5.980          6.190            6.420      5.920          8.740
  44           6.030          6.220            6.450      5.940          8.820
  45           6.060          6.250            6.490      5.950          8.840
  46           6.070          6.270            6.520      5.970          8.840
  47           6.330          6.290            6.550      5.980          8.980
  48           6.120          6.260            6.580      5.990          9.000
  49           6.130          6.280            6.610      6.000          8.910
  50           6.150          6.300            6.620      6.010          8.980
  51           6.150          6.310            6.640      6.020          8.980
  52           6.160          6.320            6.650      6.030          8.980
  53           6.170          6.330            6.650      6.040          8.980
  54           6.180          6.380            6.660      6.050          8.980
  55           6.180          6.390            6.660      6.060          9.080
  56           6.190          6.400            6.660      6.060          9.080
  57           6.200          6.410            6.660      6.070          9.080
  58           6.200          6.420            6.660      6.080          9.080
  59           6.440          6.430            6.660      6.090          9.080
  60           6.260          6.400            6.650      6.090          9.080
  61           6.280          6.410            6.650      6.100          9.100
  62           6.290          6.420            6.660      6.110          9.100
  63           6.300          6.430            6.660      6.120          9.100
  64           6.320          6.440            6.660      6.120          9.100
  65           6.330          6.450            6.660      6.130          9.100
  66           6.340          6.480            6.670      6.140          9.110
  67           6.350          6.490            6.670      6.140          9.170
  68           6.360          6.500            6.670      6.150          9.170
  69           6.360          6.500            6.680      6.150          9.170
  70           6.370          6.510            6.680      6.160          9.170
  71           6.500          6.520            6.690      6.170          9.170
  72           6.400          6.510            6.690      6.170          9.170
  73           6.410          6.520            6.700      6.180          9.180
  74           6.420          6.530            6.710      6.180          9.180
  75           6.420          6.530            6.710      6.180          9.180
  76           6.430          6.540            6.720      6.190          9.180
  77           6.430          6.550            6.730      6.200          9.180
  78           6.430          6.570            6.730      6.200          9.190
  79           6.440          6.580            6.740      6.210          9.220
  80           6.440          6.590            6.750      6.210          9.220
  81           6.450          6.590            6.750      6.220          9.220
  82           6.440          6.600            6.760      6.230          9.220
  83           6.560          6.610            6.770      6.240          9.220
  84           6.450          6.590            6.790      6.240          9.220
  85           6.440          6.600            6.800      6.250          9.210
  86           6.440          6.610            6.800      6.270          9.210
  87           6.440          6.610            6.810      6.280          9.210
  88           6.440          6.620            6.820      6.290          9.210
  89           6.440          6.630            6.830      6.290          9.210
  90           6.450          6.670            6.830      6.300          9.220
  91           6.450          6.680            6.840      6.310          9.270
  92           6.450          6.680            6.850      6.320          9.270
  93           6.450          6.690            6.860      6.330          9.270
  94           6.450          6.700            6.870      6.340          9.270
  95           6.680          6.700            6.870      6.350          9.270
  96           6.470          6.670            6.880      6.350          9.270
  97           6.480          6.670            6.890      6.370          9.260
  98           6.480          6.680            6.900      6.380          9.260
  99           6.490          6.690            6.900      6.390          9.260
 100           6.490          6.700            6.910      6.400          9.260
 101           6.490          6.700            6.920      6.410          9.260
 102           6.500          6.750            6.920      6.420          9.260
 103           6.510          6.750            6.930      6.430          9.340
 104           6.510          6.760            6.940      6.440          9.340
 105           6.520          6.760            6.950      6.440          9.340
 106           6.520          6.770            6.950      6.450          9.340
 107           6.740          6.780            6.960      6.460          9.340
 108           6.550          6.740            6.970      6.470          9.340
 109           6.560          6.750            6.980      6.480          9.350
 110           6.570          6.760            6.980      6.490          9.350
 111           6.570          6.760            6.990      6.490          9.350
 112           6.580          6.770            7.000      6.500          9.350
 113           6.590          6.770            7.010      6.510          9.350
 114           6.600          6.820            7.020      6.520          9.350
 115           6.610          6.830            7.020      6.520          9.450
 116           6.620          6.830            7.030      6.530          9.450
 117           6.620          6.840            7.030      6.530          9.450
 118           6.630          6.840            7.040      6.540          9.450
 119           6.850          6.850            7.050      6.540          9.450
 120           6.670          6.820            7.030      6.550          9.450
 121           6.680          6.820            7.040      6.550          9.480
 122           6.700          6.830            7.040      6.550          9.480
 123           6.700          6.840            7.050      6.550          9.480
 124           6.710          6.840            7.050      6.560          9.480
 125           6.720          6.840            7.050      6.560          9.480
 126           6.730          6.850            7.060      6.560          9.480
 127           6.740          6.850            7.060      6.570          9.530
 128           6.740          6.860            7.070      6.570          9.530
 129           6.750          6.860            7.070      6.570          9.530
 130           6.760          6.860            7.070      6.570          9.530
 131           6.760          6.870            7.070      6.570          9.530
 132           6.770          6.870            7.070      6.570          9.530
 133           6.770          6.870            7.070      6.570          9.550
 134           6.780          6.880            7.080      6.580          9.550
 135           6.780          6.880            7.080      6.580          9.550
 136           6.790          6.880            7.080      6.580          9.550
 137           6.790          6.890            7.080      6.580          9.550
 138           6.790          6.890            7.080      6.580          9.550
 139           6.790          6.890            7.080      6.580          9.560
 140           6.790          6.890            7.070      6.570          9.560
 141           6.800          6.890            7.070      6.570          9.560
 142           6.800          6.890            7.070      6.570          9.560
 143           6.800          6.890            7.070      6.570          9.560
 144           6.800          6.890            7.070      6.560          9.560
 145           6.790          6.890            7.070      6.560          9.550
 146           6.790          6.900            7.070      6.560          9.550
 147           6.790          6.900            7.070      6.560          9.550
 148           6.790          6.900            7.060      6.560          9.550
 149           6.790          6.900            7.060      6.550          9.550
 150           6.790          6.900            7.060      6.550          9.550
 151           6.780          6.900            7.060      6.550          9.540
 152           6.780          6.890            7.050      6.540          9.540
 153           6.780          6.890            7.050      6.540          9.540
 154           6.780          6.890            7.050      6.540          9.540
 155           6.780          6.890            7.050      6.530          9.540
 156           6.780          6.890            7.040      6.530          9.540
 157           6.770          6.890            7.040      6.520          9.520
 158           6.770          6.890            7.040      6.520          9.520
 159           6.770          6.880            7.030      6.520          9.520
 160           6.760          6.880            7.030      6.510          9.520
 161           6.760          6.880            7.030      6.510          9.520
 162           6.760          6.880            7.020      6.510          9.510
 163           6.750          6.880            7.020      6.500          9.490
 164           6.750          6.870            7.020      6.500          9.490
 165           6.750          6.870            7.010      6.490          9.490
 166           6.740          6.860            7.010      6.490          9.490
 167           6.740          6.860            7.000      6.480          9.490
 168           6.740          6.860            7.000      6.480          9.490
 169           6.730          6.850            6.990      6.470          9.470
 170           6.730          6.850            6.990      6.460          9.460
 171           6.730          6.840            6.990      6.460          9.460
 172           6.720          6.840            6.980      6.450          9.460
 173           6.720          6.840            6.970      6.450          9.460
 174           6.710          6.830            6.970      6.450          9.460
 175           6.710          6.830            6.960      6.440          9.430
 176           6.700          6.820            6.960      6.440          9.430
 177           6.700          6.820            6.950      6.430          9.430
 178           6.690          6.810            6.950      6.430          9.430
 179           6.690          6.800            6.940      6.420          9.430
 180           6.680          6.800            6.940      6.420          9.420
 181           6.680          6.790            6.930      6.410          9.390
 182           6.680          6.790            6.930      6.420          9.390
 183           6.670          6.780            6.920      6.410          9.390
 184           6.660          6.780            6.920      6.410          9.390
 185           6.660          6.770            6.910      6.400          9.390
 186           6.650          6.770            6.910      6.400          9.390
 187           6.650          6.760            6.900      6.390          9.360
 188           6.640          6.750            6.890      6.390          9.360
 189           6.640          6.750            6.890      6.390          9.360
 190           6.630          6.740            6.880      6.380          9.350
 191           6.630          6.740            6.880      6.380          9.350
 192           6.630          6.730            6.870      6.370          9.350
 193           6.620          6.730            6.870      6.370          9.320
 194           6.620          6.720            6.860      6.370          9.320
 195           6.610          6.720            6.860      6.360          9.320
 196           6.610          6.710            6.850      6.360          9.320
 197           6.600          6.710            6.850      6.360          9.320
 198           6.600          6.700            6.840      6.350          9.320
 199           6.590          6.700            6.840      6.350          9.290
 200           6.580          6.690            6.830      6.350          9.290
 201           6.580          6.690            6.830      6.340          9.290
 202           6.580          6.680            6.820      6.340          9.290
 203           6.570          6.680            6.820      6.340          9.290
 204           6.570          6.670            6.810      6.330          9.290
 205           6.560          6.670            6.810      6.330          9.260
 206           6.560          6.660            6.800      6.330          9.260
 207           6.550          6.660            6.800      6.320          9.260
 208           6.550          6.650            6.790      6.320          9.260
 209           6.540          6.650            6.790      6.320          9.260
 210           6.540          6.640            6.780      6.310          9.260
 211           6.540          6.640            6.780      6.310          9.230
 212           6.530          6.630            6.770      6.310          9.230
 213           6.530          6.630            6.770      6.300          9.230
 214           6.520          6.620            6.760      6.300          9.230
 215           6.520          6.620            6.760      6.300          9.230
 216           6.520          6.620            6.750      6.290          9.230
 217           6.510          6.610            6.750      6.290          9.200
 218           6.500          6.610            6.740      6.290          9.200
 219           6.500          6.600            6.740      6.280          9.200
 220           6.500          6.600            6.730      6.280          9.200
 221           6.490          6.590            6.730      6.280          9.200
 222           6.490          6.590            6.720      6.270          9.200
 223           6.480          6.590            6.720      6.270          9.170
 224           6.480          6.580            6.710      6.270          9.170
 225           6.470          6.580            6.710      6.260          9.170
 226           6.470          6.570            6.700      6.260          9.170
 227           6.470          6.570            6.700      6.260          9.170
 228           6.460          6.560            6.690      6.260          9.170
 229           6.450          6.560            6.690      6.250          9.150
 230           6.450          6.550            6.680      6.260          9.150
 231           6.450          6.550            6.680      6.250          9.150
 232           6.440          6.550            6.680      6.250          9.150
 233           6.440          6.540            6.670      6.250          9.150
 234           6.440          6.540            6.670      6.250          9.150
 235           6.430          6.530            6.660      6.240          9.120
 236           6.430          6.530            6.660      6.240          9.120
 237           6.420          6.520            6.650      6.240          9.120
 238           6.420          6.520            6.650      6.230          9.120
 239           6.420          6.510            6.640      6.230          9.120
 240           6.410          6.510            6.640      6.230          9.120
 241           6.400          6.510            6.630      6.220          9.090
 242           6.400          6.500            6.630      6.220          9.090
 243           6.400          6.500            6.620      6.220          9.090
 244           6.390          6.490            6.620      6.220          9.090
 245           6.390          6.490            6.610      6.210          9.090
 246           6.380          6.490            6.610      6.210          9.090
 247           6.380          6.480            6.600      6.200          9.060
 248           6.380          6.470            6.600      6.200          9.060
 249           6.370          6.470            6.590      6.200          9.060
 250           6.370          6.470            6.580      6.190          9.060
 251           6.360          6.460            6.580      6.190          9.060
 252           6.360          6.460            6.570      6.190          9.060
 253           6.350          6.450            6.570      6.190          9.030
 254           6.350          6.450            6.560      6.180          9.030
 255           6.340          6.440            6.560      6.180          9.030
 256           6.340          6.440            6.550      6.180          9.030
 257           6.340          6.430            6.550      6.180          9.030
 258           6.330          6.430            6.540      6.180          9.030
 259           6.320          6.430            6.540      6.170          9.000
 260           6.320          6.420            6.530      6.170          9.000
 261           6.320          6.410            6.520      6.170          9.000
 262           6.310          6.410            6.520      6.170          9.000
 263           6.310          6.410            6.510      6.170          9.000
 264           6.300          6.400            6.510      6.160          9.000
 265           6.290          6.390            6.500      6.160          8.970
 266           6.290          6.390            6.500      6.160          8.970
 267           6.290          6.390            6.490      6.160          8.970
 268           6.280          6.380            6.480      6.150          8.970
 269           6.280          6.380            6.480      6.150          8.970
 270           6.270          6.370            6.470      6.150          8.970
 271           6.270          6.370            6.470      6.150          8.940
 272           6.260          6.360            6.460      6.150          8.940
 273           6.260          6.360            6.460      6.150          8.940
 274           6.250          6.350            6.450      6.150          8.940
 275           6.250          6.350            6.440      6.150          8.940
 276           6.240          6.340            6.440      6.150          8.940
 277           6.230          6.330            6.430      6.150          8.910
 278           6.230          6.330            6.430      6.160          8.910
 279           6.230          6.330            6.420      6.160          8.910
 280           6.220          6.320            6.410      6.160          8.910
 281           6.220          6.320            6.410      6.160          8.910
 282           6.210          6.310            6.400      6.160          8.910
 283           6.210          6.310            6.400      6.160          8.870
 284           6.200          6.300            6.390      6.160          8.870
 285           6.200          6.300            6.380      6.160          8.870
 286           6.190          6.290            6.380      6.160          8.870
 287           6.190          6.280            6.370      6.160          8.870
 288           6.180          6.280            6.360      6.160          8.870
 289           6.180          6.270            6.360      6.160          8.840
 290           6.170          6.270            6.350      6.160          8.840
 291           6.170          6.260            6.350      6.170          8.840
 292           6.160          6.260            6.340      6.170          8.840
 293           6.160          6.250            6.330      6.170          8.840
 294           6.150          6.250            6.330      6.170          8.840
 295           6.140          6.240            6.320      6.170          8.810
 296           6.140          6.240            6.310      6.170          8.810
 297           6.140          6.230            6.310      6.170          8.810
 298           6.130          6.230            6.300      6.170          8.810
 299           6.130          6.220            6.290      6.170          8.810
 300           6.120          6.220            6.290      6.170          8.810
 301           6.110          6.210            6.280      6.170          8.770
 302           6.110          6.210            6.270      6.170          8.770
 303           6.100          6.200            6.270      6.170          8.770
 304           6.100          6.200            6.260      6.170          8.770
 305           6.090          6.190            6.260      6.170          8.770
 306           6.090          6.190            6.250      6.170          8.770
 307           6.080          6.180            6.240      6.170          8.740
 308           6.080          6.170            6.240      6.170          8.740
 309           6.070          6.170            6.230      6.180          8.740
 310           6.070          6.160            6.230      6.170          8.730
 311           6.060          6.160            6.220      6.170          8.740
 312           6.050          6.150            6.210      6.180          8.730
 313           6.050          6.150            6.210      6.180          8.700
 314           6.050          6.140            6.200      6.170          8.700
 315           6.040          6.130            6.200      6.170          8.700
 316           6.030          6.130            6.190      6.170          8.700
 317           6.030          6.120            6.180      6.170          8.700
 318           6.020          6.120            6.180      6.170          8.700
 319           6.020          6.110            6.170      6.170          8.670
 320           6.010          6.110            6.170      6.170          8.670
 321           6.010          6.100            6.160      6.170          8.670
 322           6.000          6.100            6.160      6.180          8.670
 323           6.000          6.090            6.150      6.180          8.670
 324           5.990          6.080            6.140      6.170          8.670
 325           5.980          6.080            6.140      6.180          8.640
 326           5.980          6.070            6.130      6.180          8.640
 327           5.970          6.070            6.130      6.180          8.640
 328           5.970          6.060            6.120      6.180          8.640
 329           5.970          6.060            6.120      6.190          8.640
 330           5.960          6.050            6.110      6.190          8.630
 331           5.950          6.050            6.110      6.190          8.600
 332           5.950          6.040            6.100      6.190          8.600
 333           5.940          6.030            6.100      6.190          8.600
 334           5.940          6.030            6.090      6.190          8.600
 335           5.930          6.020            6.090      6.190          8.600
 336           5.930          6.010            6.080      6.190          8.600
 337           5.920          6.010            6.080      6.190          8.570
 338           5.910          6.000            6.070      6.190          8.570
 339           5.910          6.000            6.070      6.190          8.570
 340           5.900          5.990            6.060      6.190          8.570
 341           5.900          5.990            6.060      6.190          8.570
 342           5.890          5.980            6.050      6.190          8.570
 343           5.890          5.970            6.050      6.190          8.540
 344           5.880          5.970            6.040      6.190          8.540
 345           5.870          5.960            6.040      6.190          8.540
 346           5.870          5.960            6.030      6.190          8.540
 347           5.860          5.950            6.030      6.190          8.540
 348           5.860          5.940            6.020      6.190          8.530
 349           5.850          5.940            6.020      6.200          8.510
 350           5.840          5.930            6.020      6.200          8.510
 351           5.840          5.930            6.010      6.200          8.510
 352           5.840          5.920            6.010      6.200          8.510
 353           5.830          5.920            6.000      6.200          8.510
 354           5.820          5.910            6.000      6.200          8.500
 355           5.820          5.910            5.990      6.200          8.480
 356           5.810          5.900            5.990      6.200          8.480
 357           5.810          5.890            5.990      6.200          8.480
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    SCENARIO TABLE
--------------------------------------------------------------------------------
                                                       C-BASS 2002-CB1 (Pre-mkt)

BOND CLASS: AIO

 Settle Date      Call %       Run To     Description      First Accrual Date   Next Pay Date    Actual Delay     Issue Balance
 -----------      ------       ------     -----------      ------------------   -------------    ------------     -------------

 02/27/2002       10.0          Call         AAA IO             02/01/2002        03/25/2002          24          75,000,000.00

  Balance         Principal Type      Coupon       Interest Type    Index Type        Margin      Accrued Interest
  -------         --------------      ------       -------------    ----------        ------      ----------------
75,000,000.00       Notional         8.80/4.20        Fixed            None           0.0000         476,666.67

            Price           30 CPR           50 CPR           70 CPR          71.9 CPR         79.2 CPR         79.3 CPR
            -----           ------           ------           ------          --------         --------         --------
           5.62000          8.8137           8.8137           8.8137           8.7817           3.9124           3.7809
           5.63000          8.4362           8.4362           8.4362           8.4042           3.5374           3.4061
           5.64000          8.0602           8.0602           8.0602           8.0282           3.1640           3.0327
           5.65000          7.6857           7.6857           7.6857           7.6537           2.7921           2.6609
           5.66000          7.3127           7.3127           7.3127           7.2807           2.4216           2.2905
           5.67000          6.9412           6.9412           6.9412           6.9092           2.0526           1.9216
           5.68000          6.5711           6.5711           6.5711           6.5391           1.6851           1.5542
           5.69000          6.2025           6.2025           6.2025           6.1706           1.3191           1.1883
           5.70000          5.8354           5.8354           5.8354           5.8035           0.9545           0.8238
           5.71000          5.4697           5.4697           5.4697           5.4378           0.5914           0.4607
           5.72290          5.0001           5.0001           5.0001           4.9682           0.1251          -0.0054
           5.73000          4.7427           4.7427           4.7427           4.7108          -0.1305          -0.2610
           5.74000          4.3813           4.3813           4.3813           4.3494          -0.4894          -0.6198
           5.75000          4.0213           4.0213           4.0213           3.9895          -0.8468          -0.9771
           5.76000          3.6628           3.6628           3.6628           3.6309          -1.2028          -1.3330
           5.77000          3.3056           3.3056           3.3056           3.2738          -1.5575          -1.6876
           5.78000          2.9499           2.9499           2.9499           2.9180          -1.9107          -2.0407
           5.79000          2.5955           2.5955           2.5955           2.5637          -2.2626          -2.3925
           5.80000          2.2425           2.2425           2.2425           2.2107          -2.6130          -2.7429
           5.81000          1.8908           1.8908           1.8908           1.8590          -2.9622          -3.0919
           5.82000          1.5406           1.5406           1.5406           1.5088          -3.3099          -3.4396
WAL (Yrs)                   0.99             0.99             0.99             0.99             0.96             0.96
Mod Dur                     0.43             0.43             0.43             0.43             0.44             0.44
Maturity                 02/25/2003       02/25/2003       02/25/2003       02/25/2003       02/25/2003       02/25/2003

BANC OF AMERICA SECURITIES LLC                                    SCENARIO TABLE
--------------------------------------------------------------------------------
                                                       C-BASS 2002-CB1 (Pre-mkt)

BOND CLASS: AIO

 Settle Date      Call %       Run To     Description      First Accrual Date   Next Pay Date    Actual Delay     Issue Balance
 -----------      ------       ------     -----------      ------------------   -------------    ------------     -------------

 02/27/2002       10.0          Call         AAA IO             02/01/2002        03/25/2002          24          75,000,000.00

  Balance         Principal Type      Coupon       Interest Type    Index Type        Margin      Accrued Interest
  -------         --------------      ------       -------------    ----------        ------      ----------------
75,000,000.00       Notional         8.80/4.20        Fixed            None           0.0000         476,666.67

            Price           30 CPR           50 CPR           70 CPR          71.9 CPR         79.6 CPR         79.7 CPR
            -----           ------           ------           ------          --------         --------         --------

           5.61000          9.1927           9.1927           9.1927           9.1607           3.7612            3.6287
           5.62000          8.8137           8.8137           8.8137           8.7817           3.3851            3.2527
           5.63000          8.4362           8.4362           8.4362           8.4042           3.0105            2.8782
           5.64000          8.0602           8.0602           8.0602           8.0282           2.6375            2.5052
           5.65000          7.6857           7.6857           7.6857           7.6537           2.2659            2.1338
           5.66000          7.3127           7.3127           7.3127           7.2807           1.8958            1.7638
           5.67000          6.9412           6.9412           6.9412           6.9092           1.5272            1.3952
           5.68000          6.5711           6.5711           6.5711           6.5391           1.1600            1.0282
           5.69000          6.2025           6.2025           6.2025           6.1706           0.7944            0.6626
           5.70000          5.8354           5.8354           5.8354           5.8035           0.4302            0.2985
           5.70920          5.4989           5.4989           5.4989           5.4670           0.0964           -0.0352
           5.72000          5.1055           5.1055           5.1055           5.0736          -0.2939           -0.4254
           5.73000          4.7427           4.7427           4.7427           4.7108          -0.6539           -0.7853
           5.74000          4.3813           4.3813           4.3813           4.3494          -1.0123           -1.1437
           5.75000          4.0213           4.0213           4.0213           3.9895          -1.3694           -1.5006
           5.76000          3.6628           3.6628           3.6628           3.6309          -1.7251           -1.8562
           5.77000          3.3056           3.3056           3.3056           3.2738          -2.0794           -2.2104
           5.78000          2.9499           2.9499           2.9499           2.9180          -2.4322           -2.5632
           5.79000          2.5955           2.5955           2.5955           2.5637          -2.7837           -2.9146
           5.80000          2.2425           2.2425           2.2425           2.2107          -3.1339           -3.2647
           5.81000          1.8908           1.8908           1.8908           1.8590          -3.4827           -3.6134
WAL (Yrs)                   0.99             0.99             0.99             0.99              0.96              0.96
Mod Dur                     0.43             0.43             0.43             0.43              0.44              0.44
Maturity                 02/25/2003       02/25/2003       02/25/2003       02/25/20         02/25/2003         02/25/2003